EXHIBIT 99.3

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                                   $15,000,000

                       SENIOR SUBORDINATED LOAN AGREEMENT

                                      among

                             CONSOLIDATED DELIVERY &
                                 LOGISTICS, INC.

                                       and

                                 VARIOUS LENDERS

                        _________________________________


                          Dated as of January 29, 1999


                        _________________________________
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                                TABLE OF CONTENTS



SECTION 1. Amount and Terms of Loans..........................................5
         1.01 The Loans.......................................................5
         1.02 Notice of Borrowing.............................................5
         1.03 Disbursement of Funds...........................................5
         1.04 Notes...........................................................5
         1.05 Interest........................................................6
         1.06 Capital Adequacy Regulations....................................6
SECTION 2. Commitments; Repayment; Prepayments; Payments; Taxes...............7
         2.01 Termination of Commitments; Payment of Loans....................7
         2.02 Mandatory and Voluntary Prepayments.............................7
         2.03 Methodand Place of Payment......................................9
         2.04 Net Payments....................................................9
SECTION 3. Conditions Precedent to Loans on the Funding Date.................10
         3.01 Notes..........................................................11
         3.02 Officers' Certificate..........................................11
         3.03 Opinions of Counsel............................................11
         3.04 CorporateDocuments; Proceedings................................11
         3.05 Subordinated Guaranties........................................11
         3.06 Capitalization.................................................12
         3.07 Credit Documents...............................................12
         3.08 Litigation.....................................................12
         3.09 Fees,Etc.......................................................12
         3.10 Approvals......................................................12
         3.11 Financial Statements; Projections; Management Letter Reports...12
         3.12 Existing Indebtedness..........................................13
         3.13 Material Adverse Change, Etc...................................13
         3.14 Plans; Shareholders' Agreements; Management Agreements; Employment Agreements; Collective Bargaining Agreements; Debt Agreements; Affiliate Contracts; Tax Sharing Agreements and Material
              Contracts......................................................13
         3.15 Solvency Certificate; Insurance Analyses; Etc..................15
         3.16 No Default; Representations and Warranties.....................15
         3.17 Warrants.......................................................15
SECTION 4. Representations, Warranties and Agreements........................15
         4.01 Status.........................................................15
         4.02 Power and Authority............................................16
         4.03 No Violation...................................................16
         4.04 Governmental Approvals.........................................16
         4.05 Financial Statements; Financial Condition; Undisclosed
              Liabilities; Projections; Etc..................................16
         4.06 Litigation.....................................................18
         4.07 Trueand Complete Disclosure....................................18
         4.08 Use of Proceeds; Margin Regulations............................18
         4.09 Tax Returns and Payments.......................................18
         4.10 Compliance with ERISA..........................................19
         4.11 Representations and Warranties in Documents....................19
         4.12 Properties.....................................................20
         4.13 Capitalization.................................................20
         4.14 Subsidiaries...................................................20
         4.15 Compliance with Statutes, Etc..................................20
         4.16 Investment Company Act.........................................20
         4.17 Public Utility Holding Company Act.............................21
         4.18 Environmental Matters..........................................21
         4.19 Labor Relations................................................21
         4.20 Patents, Licenses, Franchises and Formulas.....................22
         4.21 Existing Indebtedness..........................................22
         4.22 Restrictions on or Relating to Subsidiaries....................22
         4.23 The Transaction................................................22
         4.24 Material Contracts.............................................23
         4.25 Year 2000 Reprogramming........................................23
         4.26 Valid Issuance of Borrower Common Stock........................23
SECTION 5. Affirmative Covenants.............................................23
         5.01 Information Covenants..........................................23
                       (a)  MonthlyReports...................................23
                       (b)  QuarterlyFinancial Statements....................24
                       (c)  AnnualFinancial Statements.......................24
                       (d)  ManagementLetters................................24
                       (e)  Budgets..........................................24
                       (f)  Officers' Certificates...........................25
                       (g)  Noticeof Default or Litigation...................25
                       (h)  OtherReports and Filings.........................25
                       (i)  EnvironmentalMatters.............................25
                       (j)  Credit Agreement Notices.........................26
                       (k)  Other Information................................26
         5.02  Books, Records and Inspections................................26
         5.03  Maintenance of Property, Insurance............................26
         5.04  Corporate Franchises..........................................27
         5.05  Compliance with Statutes, Etc.................................27
         5.06  Compliance with Environmental Laws............................27
         5.07  ERISA.........................................................27
         5.08  End of Fiscal Years; Fiscal Quarters..........................29
         5.09  Payment of Taxes..............................................29
         5.10  Use of Proceeds, Margin Regulations...........................29
         5.11  Year 2000 Compliance..........................................29
         5.12  Observation of Board of Directors.............................29
         5.13  Permitted Acquisitions........................................30
         5.14  Intellectual Property Rights..................................35
         5.15  Post-Closing Obligations......................................35
SECTION 6.  Negative Covenants...............................................35
         6.01  Liens.........................................................35
         6.02  Consolidation, Merger, Purchase or Sale of Assets, Etc........37
         6.03  Dividends.....................................................38
         6.04  Indebtedness..................................................39
         6.05  Transactions with Affiliates..................................40
         6.06  No Further Negative Pledges...................................41
         6.07  Consolidated Indebtedness to Consolidated EBITDA..............41
         6.08  Fixed Charge Coverage Ratio...................................42
         6.09  Consolidated Net Worth........................................42
         6.10  Capital Expenditures..........................................42
         6.11  Restrictions on Additional Subordinated Indebtedness..........43
         6.12  Limitation on Voluntary Payments and Modifications;
               Limitation on Modifications of Certificate of
               Incorporation, By-Laws and Certain Other Agreements; Etc......43
         6.13  Limitation on Certain Restrictions on Subsidiaries............43
         6.14  Limitation on Issuance of Capital Stock.......................44
         6.15  Business......................................................44
         6.16  Limitation on Creation of Subsidiaries........................44
         6.17  Amendments with Respect to Senior Debt........................45
SECTION 7.  Events of Default................................................45
         7.01  Payments......................................................45
         7.02  Representations, Etc..........................................45
         7.03  Covenants.....................................................45
         7.04  Default Under Other Agreements................................45
         7.05  Bankruptcy, Etc...............................................45
         7.06  ERISA.........................................................46
         7.07  Judgments.....................................................47
         7.08  Subordinated Guaranty.........................................47
         7.09  Change in Management..........................................47
SECTION 8.  Definitions and Accounting Terms.................................47
         8.01  Defined Terms.................................................47
SECTION 9.  Subordination....................................................64
         9.01  Obligations Subordinate to Senior Indebtedness................64
         9.02  Payment Over of Proceeds Upon Dissolution.....................64
         9.03  No Payment in Certain Circumstances...........................66
         9.04  Acceleration Rights; Remedies.................................66
         9.05  PaymentOtherwise Permitted....................................67
         9.06  Subrogation to Rights of Holders of Senior Indebtedness.......67
         9.07  Provisions Solely to Define Relative Rights...................67
         9.08  NoWaiver of Subordination Provisions; Amendment...............68
         9.09  Reliance on Judicial Order or Certificate of
               Liquidating Agent.............................................68
         9.10  Turnover; Miscellaneous Subordination Provisions..............68

          SENIOR SUBORDINATED LOAN AGREEMENT, dated as of January 29, 1999, among CONSOLIDATED DELIVERY & LOGISTICS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower") and the financial institutions party hereto from time to time (each, a "Lender" and, collectively, the "Lenders"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 8 are used herein as therein defined.


                              W I T N E S S E T H :


          WHEREAS, the Borrower has requested that the Lenders lend to the Borrower $15,000,000 for the purposes specified herein; and

          WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make loans to the Borrower in an aggregate amount of $15,000,000;


          NOW, THEREFORE, IT IS AGREED:

          SECTION 1. Amount and Terms of Loans.

          1.01 The Loans. Subject to and upon the terms and conditions set forth herein, each Lender severally agrees to make, on the Funding Date, a loan in Dollars (each, a "Loan" and, collectively, the "Loans") to the Borrower in a principal amount equal to such Lender's Commitment. Any amount of any Loan prepaid or repaid may not be reborrowed.

          1.02 Notice of Borrowings. The Borrower shall give each Lender at the address specified opposite its signature below, prior to 12:00 Noon (New York time) on the Business Day preceding the Funding Date, written notice (or telephonic notice promptly confirmed in writing) of the proposed Borrowing of Loans.

          1.03 Disbursement of Funds. No later than 12:00 Noon (New York time) on the Funding Date, each Lender will make available to the Borrower an amount equal to such Lender's Commitment, by wire transfer to an account designated in writing by the Borrower to the Lenders in Dollars and immediately available funds.

          1.04 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loan made to it by each Lender, shall be evidenced by a
promissory   note   substantially   in  the  form  of  Exhibit  A,  with  blanks
appropriately completed in conformity herewith (each, a "Note" and, collectively, the "Notes").

          (b) The Note issued to each Lender shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender or its registered assigns and be dated the Funding Date, (iii) be in the stated principal amount equal to the Loan made by such Lender on the Funding Date and be payable in the principal amount of the Loan evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in Section 1.05, (vi) be subject to voluntary repayment and mandatory repayment as provided in Section 2.02 and (vii) be entitled to the benefits of this Agreement and the Subordinated Guaranty.

          (c) Each Lender will note on its internal records the amount of each Loan made or acquired by it and each payment in respect thereof and will, prior to any transfer of any Note, endorse on the reverse side thereof the outstanding principal amount of the Loan evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of the Loans.

          1.05 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan from the date such Loan is made until the maturity thereof (whether by acceleration or otherwise), at a rate which shall at all times be equal to 12% per annum.

          (b) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to 14% (or, in the event the non-payment of any such overdue amounts results from the application of the payment blockage restrictions on Subordinated Obligations set forth in
Section 9.03, 17%) and shall be payable on demand.

          (c) Accrued and unpaid interest shall be payable quarterly in arrears on each Quarterly Payment Date, on any repayment (on the amount repaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

          (d) All computations of interest hereunder shall be made in accordance with Section 10.07(b).

          1.06 Capital Adequacy Regulations. If any Lender shall have determined that after the date hereof, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such other corporation's capital or assets as a consequence of such Lender's Commitment or Commitments hereunder or its obligations hereunder to a level below that which such Lender or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Lender, accompanied by the notice referred to in the last sentence of this Section 1.06, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such other corporation for such reduction. In determining such additional amounts, each Lender will act reasonably and in good faith and will use reasonable averaging and attribution methods. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.06, will give prompt written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 1.06 upon the subsequent receipt of such notice.

          SECTION 2. Commitments; Repayment; Prepayments; Payments; Taxes.

          2.01 Termination of Commitments; Payment of Loans. (a) The Total Commitment (and the Commitment of each Lender hereunder) shall terminate on the Expiration Date unless the Funding Date has occurred on or before such date.

          (b) The unpaid principal amount of the Loans plus all accrued and unpaid interest thereon and all other amounts owed hereunder with respect thereto shall be paid in full in cash on the Maturity Date.

          2.02 Mandatory and Voluntary Prepayments. (a) The Borrower may, upon not less than three Business Days' and not more than five Business Days' prior written notice to the Lenders (which notice shall be irrevocable), at any time and from time to time, prepay the Loans in whole or in part, provided, however, that (i) each partial prepayment pursuant to this Section 2.02(a) shall be in an aggregate principal amount of at least $500,000 and, if greater, in integral multiples of $500,000, and (ii) no such prepayment shall be made unless (x) there is no Senior Indebtedness outstanding under the Credit Agreement and all commitments under the Credit Agreement have been terminated or (y) the Credit Agreement expressly permits such payments or the Bank has, in writing, consented to such payment. In connection with any voluntary prepayment, the Borrower shall prepay the Loan at the prepayment price set forth below (plus all accrued interest):

                                                         % of Principal
     Prepayment Date During the Period                     Being Paid

      From the Funding Date to                                105%
        but not including the first
        anniversary of the Funding Date

      From the first anniversary of the Funding               104%
        Date to but not including the second
        anniversary of the Funding Date

       From the second anniversary of the Funding             103%
         Date to but not including the third
         anniversary of the Funding Date

       From the third anniversary of the Funding              102%
         Date to but not including the fourth
         anniversary of the Funding Date

       From the fourth anniversary of the Funding             101%
         Date and at any time thereafter

; provided that on or prior to January 29, 2002, the Borrower may, at its option, prepay up to 33% of the initial aggregate principal amount of the Loans at a prepayment price equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of prepayment solely with the net proceeds of a Qualified Public Equity Offering, with any additional prepayments of Loans with the net proceeds of such Qualified Public Equity Offering to be made at the relevant prepayment price as otherwise set forth in the table above.

          (b) Notwithstanding the foregoing or the provisions of Section 2.02(d) below, the Lenders and the Borrower agree and acknowledge that the Credit Agreement prohibits any payments that would otherwise be made to the Lenders under Section 2.02(a) or (d) and, as a result thereof, no payment shall be made to the Lenders under Section 2.02(a) or (d) unless and only to the extent the Credit Agreement is amended or modified to provide that such amounts may be paid to the Lenders.

          (c) All prepayments (whether voluntary or mandatory) shall include payment of accrued interest on the principal amount of the Loans so prepaid and shall be applied to payment of accrued interest before application to principal. Any payment of the Loans as a result of an Event of Default (or the acceleration of the Loans resulting therefrom) and all mandatory prepayments (including, without limitation, payments pursuant to Section 2.02(d)) shall be deemed a voluntary prepayment for the purposes of this Section 2 and shall be paid at the payment price specified in Section 2.02(a) as if such payment had been voluntary; provided that (x) any payment of Loans made as a result of an Event of Default arising under Section 7.03(a)(i) as a consequence of a default in the performance of any covenant contained in Section 6.07, 6.08 or 6.09 or the acceleration of the Loans resulting therefrom shall be paid at a prepayment price equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of such prepayment and (y) any payment of Loans made pursuant to Section 2.02(e) shall be paid at the prepayment price specified in said Section. Except in the event a given Lender waives any right to payment of the Loans resulting from an Event of Default or declines to demand payment pursuant to Section 2.02(d) (or waives, in part, repayment of a portion of its outstanding Loans to which it is otherwise entitled as a result of an Event of Default or demands repayment of its outstanding Loans in a lesser principal amount than it is otherwise entitled to pursuant to Section 2.02(d)), all prepayments which are applied to principal will be applied on a pro rata basis to all Loans.

          (d) Upon the occurrence of a Change in Control or an Asset Sale, the Borrower shall, upon demand of any Lender, repay in full in cash, on the Business Day following any such demand, the unpaid outstanding principal amount of the Loan made by such Lender at the prepayment price specified in Section 2.02(a) and all other amounts (including accrued and unpaid interest) owing hereunder and the other Loan Documents to such Lender.

          (e) In addition to any other mandatory repayments required pursuant to this Section 2.02, on each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives any proceeds from any key-man life insurance, the Borrower shall prepay an aggregate principal amount of the Loans at a prepayment price equal to 101% in an amount equal to 50% of the amount of proceeds received from such key-man life insurance; provided that in the event that 50% of the proceeds of such key-man life insurance are paid directly to one or more Lenders (or any other financial institution that ceases to be a Lender hereunder upon assignment of all of its outstanding Loans pursuant to Section 10.04) as beneficiaries thereunder, such payment shall be deemed to be a prepayment by the Borrower of the Loans as provided above in this Section

2.02(e) and each Lender (and any other financial institution that ceases to be a Lender hereunder) in receipt of such proceeds shall make such transfers of such proceeds to the other Lenders as may be required to ensure that the prepayments deemed to be made pursuant to this proviso are applied on a pro rata basis to all outstanding Loans of the Lenders.

          2.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to each Lender not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars and in immediately available funds at the address specified opposite such Lender's signature below. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

          2.04 Net Payments. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 2.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income of a Lender pursuant to the laws of the jurisdiction or any political subdivision or taxing authority thereof or therein in which the principal office or applicable lending office of such Lender is located) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due hereunder or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, then the Borrower shall be obligated to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income of such Lender pursuant to the laws of the jurisdiction or any political subdivision or taxing authority thereof or therein in which the principal office or applicable lending office of such Lender is located as such Lender shall determine are payable by such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to each Lender within 45 days after the date of the payment of any Taxes due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

          (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower on or prior to the Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 10.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or
(ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 4224 or 1001 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit B (any such certificate, a "Section 2.04(b)(ii) Certificate") and
(y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 2.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 2.04(b). Notwithstanding anything to the contrary contained in Section 2.04(a), but subject to the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 2.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if
(I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 2.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 2.04, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 2.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

          SECTION 3. Conditions Precedent to Loans on the Funding Date. The obligation of each Lender to make its Loan on the Funding Date is subject to (a) the condition precedent that the Effective Date shall have occurred and (b) the satisfaction of the following additional conditions precedent:

          3.01 Notes. On the Funding Date, there shall have been delivered to each Lender the appropriate Note, in each case executed by the Borrower and in the amount, maturity and as otherwise provided herein.

          3.02 Officers' Certificate. On the Funding Date, each Lender shall have received a non-recourse certificate, dated the Funding Date, signed by the Chief Executive Officer, Chief Financial Officer, President or any Vice President of the Borrower stating that all of the conditions specified in Sections 3.08, 3.10, 3.12, 3.13 and 3.16 and 3.18 have been satisfied on such date; provided that such certificate shall not be required to include a certification as to acceptability of any matters to the Lenders described in said Sections.

          3.03 Opinions of Counsel. On the Funding Date, each Lender shall have received (i) from Winston & Strawn, special counsel to the Borrower and its Subsidiaries, an opinion addressed to each of the Lenders and dated the Funding Date covering the matters set forth in Exhibit C-1, (ii) from Mark Carlesimo, Esq., general counsel of the Borrower, an opinion addressed to each of the Lenders and dated of the Funding Date covering the matters set forth in Exhibit C-2 and (iii) from counsel rendering such opinions, reliance letters addressed to each of the Lenders and dated the Funding Date with respect to all legal opinions delivered in connection with the Transaction, with such legal opinions to be in form and substance satisfactory to each Lender.

          3.04 Corporate Documents; Proceedings. (i) On the Funding Date, each Lender shall have received a certificate, dated the Funding Date, signed by the Chief Executive Officer, Chief Financial Officer, President or any Vice President of each Loan Party, and attested to by the Secretary or any Assistant Secretary of such Loan Party, in the form of Exhibit E with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws (or equivalent organizational documents) of such Loan Party and the resolutions of such Loan Party referred to in such certificate, and the foregoing shall be acceptable to the Lenders in their sole discretion.

          (ii) All corporate and legal proceedings and all instruments and agreements relating to the transactions contemplated by this Agreement, the other Loan Documents and the other Documents shall be satisfactory in form and substance to the Lenders, and each Lender shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which such Lender may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          3.05 Subordinated Guaranties. On the Funding Date, each Subsidiary of the Borrower shall have duly authorized, executed and delivered a Subordinated Guaranty in the form of Exhibit D (as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, the "Subordinated Guaranty"), and the Subordinated Guaranty shall be in full force and effect.

          3.06 Capitalization. On the Funding Date, after giving effect to the Transaction, the ownership and capital structure (including, without limitation, the terms of the capital stock, options, warrants or other securities issued or to be issued by the Borrower and its Subsidiaries) shall be in form and substance satisfactory to the Lenders.

          3.07 Credit Documents. On or prior to the Funding Date, there shall have been delivered to the Lenders true and complete copies of the Credit Agreement, the Modification Agreement and all schedules, annexes and exhibits thereto (certified as such by an appropriate officer of the Borrower), and all of the foregoing shall be in form and substance satisfactory to the Lenders. All conditions precedent to the effectiveness of the Modification Agreement shall have been satisfied or waived by the parties thereto, and all representations and warranties set forth in the Credit Agreement and the Modification Agreement shall be true and complete in all material respects as if made on and as of the Funding Date.

          3.08 Litigation. On the Funding Date, no litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement, any other Document or any documentation executed in connection herewith or with respect to the Transaction, or which any Lender shall determine could reasonably be expected to have a materially adverse effect on the Transaction or on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole (after giving effect to the Transaction).

          3.09 Fees, Etc (a) On the Funding Date, the Borrower shall have paid to each Lender a financing fee equal to 1.50% of the Commitment of such Lender as in effect on the Funding Date (immediately prior to the incurrence of Loans on such date).

          (b) On the Funding Date, the Borrower shall have paid in full to each Lender all costs, fees and expenses (including, without limitation, all legal fees and expenses) payable to such Lender to the extent then due pursuant hereto or as otherwise agreed between the Borrower and such Lender.

          3.10 Approvals. All necessary governmental and third party approvals in connection with the Transaction and the transactions contemplated by the Documents and otherwise referred to herein or therein shall have been obtained and remain in effect. There shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Transaction, the transactions contemplated by the Documents, or the making of the Loans.

          3.11 Financial Statements; Projections; Management Letter Reports. (a) On or prior to the Funding Date, the Lenders shall have received the consolidated balance sheets of the Borrower at December 31, 1995, December 31, 1996, December 31, 1997 and September 30, 1998 and the related statements of income and cash flows and changes in shareholders' equity of the Borrower for the fiscal years or nine-month period, as the case may be, ended as of said dates, all of which financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied, subject, in the case of the nine-month statements, to normal year-end audit adjustments and the absence of footnotes, and shall (x) be in form and substance satisfactory to the Required Lenders and (y) not disclose any material adverse differences in the business, properties, assets, liabilities, results of operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole from that previously disclosed to the Lenders.

          (b) On or prior to the Funding Date, the Lenders shall have received detailed consolidated financial projections for the Borrower and its Subsidiaries, which include the projected results of the Borrower, after giving effect to the Transaction and the other transactions contemplated herein, for the period commencing on January 1, 1999 and ending on December 31, 2001 (the "Projections"), which Projections, and the supporting assumptions and explanations thereto, and the accounting practices and procedures to be utilized by the Borrower following the Funding Date, shall be satisfactory in form and substance to the Lenders.

          (c) On or prior to the Funding Date, the Lenders shall have received a copy of any "management letter" received by the Borrower or any of its Subsidiaries from its certified public accountants during the three-year period prior to the Funding Date.

          3.12 Existing Indebtedness. On the Funding Date and after giving effect to the Loans incurred on the Funding Date and the other transactions contemplated hereby, neither the Borrower nor any of its Subsidiaries shall have any Indebtedness or preferred stock outstanding except for the Loans, the Senior Debt and the Existing Indebtedness, which Existing Indebtedness shall not exceed $10,500,000 in aggregate principal amount. All of the Existing Indebtedness shall remain outstanding immediately after the transactions contemplated hereby without any defaults or events of default existing thereunder or arising as a result of the transactions contemplated hereby. None of the Existing Indebtedness shall have been incurred in anticipation of the transactions contemplated hereby.

          3.13 Material Adverse Change, Etc Since December 31, 1997, nothing shall have occurred (and none of the Lenders shall have become aware of any facts or conditions not previously known) which the Required Lenders shall determine (i) could reasonably be expected to have a material adverse effect on the rights or remedies of the Lenders or on the ability of any Loan Party to perform its obligations to the Lenders under this Agreement or any other Loan Document, (ii) could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of any Loan Party and its Subsidiaries taken as a whole (after giving effect to the Transaction) or (iii) reasonably indicates the inaccuracy in any material respect of the information previously provided to any Lender in connection with its analysis of the transactions contemplated hereby or reasonably indicates that the information previously provided omitted to disclose any material information necessary to make the statements contained therein not misleading.

          3.14   Plans;   Shareholders'   Agreements;   Management   Agreements;
Employment Agreements; Collective Bargaining Agreements; Debt Agreements; Affiliate Contracts; Tax Sharing Agreements and Material Contracts. On or prior to the Funding Date, there shall have been delivered to any Lender who requests same in writing true and correct copies, certified as true and complete by an appropriate officer of the Borrower of:

               (i) all Plans (and for each Plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each such Plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other "employee benefit plans," as defined in Section 3(3) of ERISA, and any other material agreements, plans or arrangements (other than health insurance plans) involving the payment of $500,000 in any fiscal year of the Borrower, with or for the benefit of current or former employees of the Borrower or any of its Subsidiaries or any ERISA Affiliate (provided that the foregoing shall apply in the case of any multiemployer plan, as defined in 4001(a)(3) of ERISA, only to the extent that any document described therein is in the possession of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such plan) (collectively, the "Employee Benefit Plans");

               (ii) all agreements entered into by the Borrower or any Subsidiary of the Borrower governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to their capital stock (collectively, the "Shareholders' Agreements");

               (iii) all collective bargaining agreements applying or relating to any employee of the Borrower or any Subsidiary of the Borrower (collectively, the "Collective Bargaining Agreements");

               (iv) all agreements evidencing or relating to Indebtedness for borrowed money of the Borrower or any Subsidiary of the Borrower whether or not such agreement is to remain outstanding after giving effect to the incurrence of Loans on the Funding Date (collectively, the "Debt
     Agreements"),   it  being   understood  and  agreed  that  equipment  lease
     agreements do not constitute agreements evidencing Indebtedness for borrowed money for purposes of this clause (iv);

               (v) all tax sharing, tax allocation and other similar agreements entered into by the Borrower or any Subsidiary of the Borrower (other than any such agreements entered into between or among the Borrower and any Wholly-Owned Subsidiary) (collectively, the "Tax Sharing Agreements"); and

               (vi) all contracts, agreements or understandings entered into between the Borrower or any of its Subsidiaries on the one hand, and any of its Affiliates, on the other hand (excluding employment agreements entered into by the Borrower or any of its Subsidiaries in the ordinary course of business) (collectively, the "Affiliate Contracts").

all of which Employee Benefit Plans, Shareholders' Agreements, Collective Bargaining Agreements, Debt Agreements, Tax Sharing Agreements and Affiliate Contracts shall be in form and substance satisfactory to the Required Lenders and shall be in full force and effect on the Funding Date.

          3.15 Solvency Certificate; Insurance Analyses; Etc. On the Funding Date, the Borrower shall cause to be delivered to each of the Lenders (i) a solvency certificate from the acting chief financial officer of the Borrower addressed to each of the Lenders and dated the Funding Date and in form and substance satisfactory to the Required Lenders, setting forth the conclusion that, after giving effect to the Transaction and the incurrence of all financings contemplated hereby, the Borrower and its Subsidiaries (on a consolidated basis), are not insolvent and will not be rendered insolvent by the Indebtedness incurred in connection with the Transaction, will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature and become due, (ii) evidence of key-man life insurance for Albert W. Van Ness, Jr. and William T. Brannan, complying with the requirements of Section 5.03, in scope, form and substance satisfactory to the Lenders and stating that such insurance shall not be canceled or reissued without 30 days' prior written notice by the insurer to the Lenders and (iii) the fully executed employment agreement of Albert W. Van Ness Jr.

          3.16 No Default; Representations and Warranties. At the time of the incurrence of the Loans and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Loan Documents shall be true and complete in all material respects with the same effect as though such representations and warranties had been made on the Funding Date, except to the extent that such representations and warranties expressly relate to an earlier date.

          3.17 Warrants. On the Funding Date, each Lender shall have received the Warrants to be received by such Lender and the other Warrant Documents, in each case duly executed by the Borrower pursuant to the Warrant Documents.

          SECTION 4. Representations, Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to make the Loans, the Borrower makes the following representations, warranties and agreements as to itself and its Subsidiaries on and as of the Funding Date, all of which representations, warranties and agreements shall survive the execution and delivery of this Agreement and the other Loan Documents:

          4.01 Status. Each Loan Party and its Subsidiaries (i) is a duly organized and validly existing corporation (or a limited liability company or partnership, as applicable) in good standing under the laws of the jurisdiction of its organization, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualifications except for failures to be so qualified which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of such Loan Party and its Subsidiaries taken as a whole.

          4.02 Power and Authority. Each Loan Party and its Subsidiaries has the power to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate action (or limited liability company or partnership action if applicable) to authorize the execution, delivery and performance by it of each of such Documents. Each Loan Party and its Subsidiaries has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

          4.03 No Violation. Neither the execution, delivery or performance by any Loan Party of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality applicable to it, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Credit Documents) upon any of the property or assets of any Loan Party or its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which any of them are a party or by which any of their property or assets is bound or to which any of them may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws (or similar organizational documents) of any Loan Party or its Subsidiaries.

          4.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Funding Date and are in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document,
(ii) the legality, validity, binding effect or enforceability of any such Document or (iii) the Transaction.

          4.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; Etc (a)(i) The financial statements of the Borrower and its Subsidiaries delivered pursuant to Section 3.11, have been examined or reviewed by the accountants referred to therein, who delivered unqualified opinions in respect thereto and (ii) the pro forma (after giving effect to the Transaction and the related financing thereof) consolidated balance sheet of the Borrower as at the Funding Date, copies of all of which financial statements referred to in the preceding clauses (i) and (ii) have heretofore been furnished to each Lender, present fairly in all material respects the financial position of the respective entities at the dates of said statements and the results of operations for the period covered thereby (or, in the case of the pro forma balance sheet, present a good faith estimate of the pro forma financial condition of the Borrower and its Subsidiaries (after giving effect to the Transaction) on a consolidated basis at the date thereof), subject, in the case of the unaudited financial statements, to normal year-end audit adjustments and the absence of footnotes. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied except to the extent provided in the notes to said financial statements and, in the case of the unaudited interim financial statements, subject to normal year-end adjustments (all of which are of a recurring nature and none of which, individually or in the aggregate, would be material) and the absence of footnotes. Since December 31, 1997, there has been no material adverse change in the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          (b) On and as of the Funding Date, on a pro forma basis after giving effect to the Transaction and all other transactions contemplated by the Documents and to all Indebtedness (including, without limitation, the Loans) being incurred in connection with the Transaction, and Liens created, and to be created, by each Loan Party in connection therewith: (a) the sum of the assets (including all contribution and subrogation rights and other intangible assets), at a fair valuation, of each Loan Party will exceed its debts; (b) no Loan Party has incurred or intends to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature; and (c) each Loan Party will have sufficient capital with which to conduct its business. For purposes of this
Section 4.05(b) "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment,  whether  or not such  right  to an  equitable  remedy  is  reduced  to judgment, fixed, contingent, matured, unmatured, subordinated, disputed, undisputed, secured or unsecured.

          (c) Except as fully reflected in the financial statements and the notes related thereto described in Section 4.05(a), there were as of the Funding Date (and after giving effect to the Transaction and the other transactions contemplated hereby and by the Documents) no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, could reasonably be expected to be material to the Borrower and its Subsidiaries taken as a whole. As of the Funding Date, neither the Borrower nor any of its Subsidiaries knows of any basis for the assertion against the Borrower or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully reflected in the financial statements and the notes related thereto described in Section
4.05(a) which, either individually or in the aggregate, could reasonably be expected to be material to the Borrower and its Subsidiaries taken as a whole. As of the Funding Date (and after giving effect to the Transaction), neither the Borrower nor any of its Subsidiaries will have any outstanding Indebtedness or preferred stock other than (i) the Loans, (ii) the Senior Debt and (iii) the Existing Indebtedness.

          (d) On and as of the Funding Date, the Projections have been prepared in good faith by the Borrower and there are no statements or conclusions in any of the Projections which are based upon or include information known to the Borrower to be misleading or which fail to take into account material information known to the Borrower regarding the matters reported therein. On the

Funding Date, the Borrower believes that the Projections were reasonable and attainable (although actual results may differ from the Projections and no representation is made that the Projections will in fact be attained).

          4.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Borrower and its Subsidiaries, threatened (i) with respect to any Document or the transactions contemplated thereby, or (ii) that are likely to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          4.07 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of any of the Loan Parties or their Subsidiaries in writing to any Lender for purposes of or in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any of the Loan Parties and their Subsidiaries in writing to any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified. There is no fact known to the Borrower which is reasonably likely to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, which has not been disclosed herein or in the other Loan Documents or such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

          4.08 Use of Proceeds; Margin Regulations. (a) All proceeds of the Loans shall be used by the Borrower (i) to repay outstanding loans under the Credit Agreement, (ii) to pay Transaction Fees and Expenses and (iii) for other working capital and general corporate purposes (including the financing of Permitted Acquisitions).

          (b) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          4.09 Tax Returns and Payments. Each of the Loan Parties and each of their Subsidiaries has filed or caused to be filed with the appropriate taxing authority, all material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of such Loan Party or such Subsidiary. The Returns accurately reflect in all material respects all liability for taxes of such Loan Party or such Subsidiary as a whole for the periods covered thereby. Each of the Loan Parties and each of their Subsidiaries has paid all material taxes payable by it which have become due other than those contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of any of the Loan Parties and each of their Subsidiaries, threatened by any authority regarding any taxes relating to any Loan Party or any of its Subsidiaries that is likely to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, conditions (financial or otherwise) and prospects of the Borrower and its Subsidiaries taken as a whole. As of the Funding Date, none of the Loan Parties or their Subsidiaries has entered into an agreement or waiver or has been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of any of the Loan Parties or their Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of any of the Loan Parties or their Subsidiaries not to be subject to the normally
applicable   statute  of  limitations.   None  of  the  Loan  Parties  or  their

Subsidiaries has provided, with respect to themselves or property held by them, any consent under Section 341 of the Code. None of the Loan Parties or their Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction or any other transactions contemplated hereby (it being understood that the representation contained in this sentence does not cover any future tax liabilities of the Borrower or any of its Subsidiaries arising as a result of the operation of their businesses in the ordinary course of business).

          4.10 Compliance with ERISA. Each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under
Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; all contributions required to be made with respect to a Plan have been timely made; neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l) or 515, or Section 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrower and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability. Neither the Borrower nor any ERISA Affiliate has ever contributed to a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(iii) of ERISA), a Plan described in Title IV of ERISA or a Plan subject to Section 302 of ERISA or Section 412 of the Code.

          4.11 Representations and Warranties in Documents. All representations and warranties set forth in the Loan Documents and their corresponding annexes, exhibits and schedules are true in all material respects at the time as of which such representations and warranties were made and on the Funding Date.

          4.12 Properties. All Real Property owned by the Borrower or any of its Subsidiaries and all material Leasehold Properties leased by the Borrower or its Subsidiaries, in each case as of the Funding Date, and the nature of the interest therein, is correctly set forth in all material respects in Schedule
VI. Each of the Loan Parties and each of their Subsidiaries has good and merchantable title to all properties owned by it (including all Real Property reflected in Schedule VI and in the financial statements (including the consolidated pro forma balance sheet) referred to in Section 4.05(a) except as sold or otherwise disposed of since the dates of such financial statements in the ordinary course of business or as permitted by Section 6.02), free and clear of all Liens, other than (i) as referred to in such financial statements (including said consolidated pro forma balance sheet) or in the notes thereto or
(ii) as otherwise permitted by Section 6.01.

          4.13 Capitalization. On the Funding Date, after giving effect to the Transaction, the authorized capital stock of the Borrower consists of (i) 30,000,000 shares of common stock, $0.001 par value per share (the "Borrower Common Stock"), of which 6,637,517 shares are issued and outstanding, and (ii) 2,000,000 shares of preferred stock, $0.001 par value per share (the "Borrower Preferred Stock"), none of which shares are issued and outstanding. All of such outstanding shares have been duly and validly issued, are fully paid and nonassessable and except as set forth on Schedule VIII and as provided for in the Warrant Documents, there are no outstanding subscriptions, options, warrants, rights, puts, calls, commitments, conversion rights, rights of exchange, preemptive rights, rights of first refusal, rights of first offer, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of Borrower Common Stock. None of the shares of Borrower Common Stock has been issued in violation of the Securities Act or any other federal, state, foreign or local law.

          4.14 Subsidiaries. On the Funding Date, the corporations, limited liability companies and partnerships listed on Schedule III are the only Subsidiaries of the Borrower. Schedule III correctly sets forth, as of the Funding Date, the percentage ownership (direct and indirect) of the Borrower in each class of capital stock (or other equity interests) of such Subsidiaries and also identifies the direct owner thereof.

          4.15 Compliance with Statutes, Etc. Each of the Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except with respect to each of the foregoing such noncompliance as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          4.16 Investment Company Act. Neither the Borrower nor any its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          4.17 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          4.18 Environmental Matters. (a) Each of the Borrower and each of its Subsidiaries is in compliance with, in all respects, all applicable
Environmental Laws and the requirements of any permits issued under such Environmental Laws except for such noncompliances which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole. There are no past, pending or, to the best knowledge of the Borrower, threatened material Environmental Claims against the Borrower or any of its Subsidiaries or any Real Property currently owned or operated by the Borrower or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences concerning the business or operations of the Borrower or any of its Subsidiaries or any Real Property owned or operated at any time by the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower any property adjoining any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries or (ii) to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law except such Environmental Claims and restrictions which individually or in the aggregate could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          (b) Neither the Borrower nor any of its Subsidiaries has, at any time, generated, used, treated, stored, transported or released Hazardous Materials on, to or from any Real Property at any time owned, leased or operated by the Borrower or any of its Subsidiaries, except for such Hazardous Material of a type and in a quantity used in the normal course of business of the Borrower or its Subsidiaries, which Hazardous Material is being held, used, stored and disposed of in compliance with applicable Environmental Laws.

          4.19 Labor Relations. Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries taken as a whole. There is (i) no significant unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries.

          4.20 Patents, Licenses, Franchises and Formulas. (a) The Borrower, together with its Subsidiaries, has a license to use or otherwise has the right to use, free and clear of pending or threatened Liens, all the material patents, patent applications, trademarks, service marks, trade names, trade secrets, copyrights, proprietary information, computer programs, data bases, licenses, franchises and formulas, or rights with respect to the foregoing (collectively, "Intellectual Property"), and has obtained all licenses and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          (b) Neither the Borrower nor any of its Subsidiaries has knowledge of any claim by any third party contesting the validity, enforceability, use or ownership of the Intellectual Property, or of any existing state of facts that would support a claim that use by the Borrower or any of its Subsidiaries of any such Intellectual Property has infringed or otherwise violated any Intellectual Property right of any other Person and that to the best knowledge of the Borrower and its Subsidiaries no claim is threatened except for such claims that could not individually or in the aggregate reasonably be expected to have a material adverse affect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          4.21 Existing Indebtedness. Schedule V sets forth a true and complete list of all Indebtedness (other than the Loans and the Senior Debt under the Credit Agreement) of the Loan Parties and each of their Subsidiaries as of the Funding Date after giving effect to the Transaction and the other transactions contemplated hereby (the "Existing Indebtedness"), in each case showing the aggregate principal amount there of and the name of the respective obligor and any other entity which directly or indirectly guaranteed such debt. None of the Existing Indebtedness was incurred in connection with, or in contemplation of, the Transaction.

          4.22 Restrictions on or Relating to Subsidiaries. There does not exist any encumbrance or restriction on the ability of (i) any Loan Party or any Subsidiary thereof to pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits, or to pay any Indebtedness, (ii) any Loan Party or any Subsidiary thereof to make loans or advances to another Loan Party or any Subsidiary thereof or (iii) any Loan Party or any Subsidiary thereof to transfer any of its properties or assets to another Loan Party or any Subsidiary thereof, except for such encumbrances or restrictions existing under or by reason of (w) applicable law, (x) this Agreement and the other Loan Documents, (y) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Loan Party or any Subsidiary thereof, and (z) the Credit Documents.

          4.23 The Transaction. All aspects of the Transaction have been effected in accordance with the Documents and all applicable law. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to consummate the Transaction shall have been obtained, given, filed or taken and are in full force and effect (or effective judicial relief with respect thereto has been obtained). Additionally, at the time of consummation thereof, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the consummation of the Transaction, and there does not exist any judgment, order or injunction prohibiting or imposing any material adverse condition upon the Loans or the performance by any of the Loan Parties or their Subsidiaries of their obligations under the Documents.

          4.24 Material Contracts. All material written contracts and licenses of the Borrower and its Subsidiaries in effect on the Funding Date, each of which involve a sum in excess of $500,000 per annum, are listed on Schedule VII hereto.

          4.25 Year 2000 Reprogramming. All Information Systems and Equipment are either Year 2000 Compliant, or any reprogramming, remediation, or any other corrective action, including the internal testing of all such Information Systems and Equipment, will be completed by December 31, 1999. Further, to the extent that such reprogramming/remediation and testing action is required, the cost thereof, as well as the cost of the reasonably foreseeable consequences of failure to become Year 2000 Compliant, to the Borrower and its Subsidiaries (including, without limitation, reprogramming errors and the failure of other systems or equipment) could not reasonably be expected to (x) result in a Default or an Event of Default or (y) have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          4.26 Valid Issuance of Borrower Common Stock. The Borrower has duly authorized and reserved a sufficient number of shares of Borrower Common Stock for issuance upon the exercise of the Warrants without giving effect to any additional shares of Borrower Common Stock which may be issued after giving effect to antidilution adjustments to the Warrants after the Funding Date pursuant to the Warrant Agreement. The Borrower Common Stock, when issued and delivered by the Borrower pursuant to the Warrants, will be duly and validly issued, fully paid and non-assessable securities of the Borrower free and clear of all Liens, and no Person has any preemptive rights to subscribe for any capital stock of the Borrower.

          SECTION 5. Affirmative Covenants. The Borrower covenants and agrees that on and after the Effective Date and until the Loans and Notes, together with interest, and all other Obligations, are paid in full and for so long as the Commitment is outstanding:

          5.01  Information  Covenants. The  Borrower  shall  furnish  to  each
Lender:

          (a) Monthly Reports. Within 30 days after the end of each fiscal month the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such month and the related consolidated and consolidating statements of earnings for such month and for the elapsed portion of the fiscal year ended with the last day of such month, setting forth comparative figures for the corresponding month and elapsed portion of such fiscal year for the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by the chief financial officer or controller of the Borrower, subject to normal year-end audit adjustments.

          (b) Quarterly Financial Statements. On the earlier to occur of (x) the date of the filing of the Borrower's Form 10-Q Report with the SEC for or (y) the date occurring 50 days after the close of, each of the first three quarterly accounting periods in each fiscal year of the Borrower, the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such quarterly period and the related consolidated and consolidating statements of earnings and stockholders' equity and statement of cash flows for such quarter, in each case for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by the chief financial officer or controller of the Borrower, subject to normal year-end audit adjustments and shall be accompanied by a management discussion and analysis of the results of operations and financial condition with respect to such period.

          (c) Annual Financial Statements. On the earlier to occur of (x) the date of the filing of the Borrower's Form 10-K Report with the SEC for or (y) the date occurring 105 days after the close of, each fiscal year of the Borrower, the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of earnings and stockholders' equity and statement of cash flows for such fiscal year and setting forth comparative figures for the preceding fiscal year and comparable budgeted figures for such period and certified, (x) in the case of the consolidating statements by the chief financial officer or controller of the Borrower and (y) in the case of the consolidated financial statements of the Borrower and its Subsidiaries, by any of the "big five" or other independent certified public accountants of recognized national standing reasonably acceptable to the Required Lenders, together with a signed opinion of such accounting firm (which opinion shall not be qualified in any respect) stating that in the course of its regular audit of the financial statements of the Borrower, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and shall be accompanied by a management discussion and analysis of the results of operations and financial condition with respect to such period.

          (d) Management Letters. Promptly after the receipt thereof by the Borrower or any Subsidiary of the Borrower, a copy of any "management letter" received by the Borrower or such Subsidiary from its certified public accountants.

          (e) Budgets. As soon as available but in no event later than 90 days after the first day of each fiscal year of the Borrower, a budget for the Loan Parties in form customarily prepared by the Borrower (including budgeted statements of earnings and sources and uses of cash, cash flow statements and balance sheets) prepared by the Borrower for each calendar month of such fiscal year and on an annual basis for the next succeeding fiscal year prepared in reasonable detail with appropriate presentation and discussion of the principal assumptions upon which such budgets are based, accompanied by the statement of the chief financial officer or controller of the Borrower to the effect that, to the best of his or her knowledge, the budget is a reasonable estimate for the periods covered thereby.

          (f) Officers' Certificates. At the time of the delivery of the financial statements provided for in Section 5.01(a), (b) and (c), a certificate of the chief financial officer or controller, of the Borrower to the effect that no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate, in the case of certificates delivered pursuant to Section 5.01(b) or (c), shall set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Sections 6.02, 6.04 and 6.07 through 6.10, inclusive, at the end of such fiscal quarter or year, as the case may be.

          (g) Notice of Default or Litigation. Promptly, and in any event within two Business Days after an officer of any of the Loan Parties or their Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default, (ii) any litigation or governmental investigation or proceeding pending (x) against any of the Loan Parties or their Subsidiaries which could reasonably be expected to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (y) with respect to any Document, and (iii) any other event which could reasonably be expected to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          (h) Other Reports and Filings. Promptly upon transmission thereof, copies of any financial information, proxy materials and other information and reports, if any, which any of the Loan Parties or their Subsidiaries (x) has filed with the Securities and Exchange Commission or any successor thereto (the "SEC") or (y) has delivered to holders of, or any agent or trustee with respect to, Indebtedness (including the holders of any Senior Indebtedness) of such Loan Party or such Subsidiary in its capacity as such a holder, agent, or trustee.

          (i) Environmental Matters. Promptly upon, and in any event within five Business Days after an officer of any of the Loan Parties or any of their Subsidiaries obtains knowledge thereof, notice of any of the following environmental matters: (i) any pending or threatened material Environmental Claim against any of the Loan Parties, any of their Subsidiaries, any Real Property owned or operated by any of the Loan Parties or any of their Subsidiaries; (ii) any condition or occurrence on or arising from any Real Property owned or operated at any time by any of the Loan Parties or any of their Subsidiaries that (A) could reasonably be anticipated to result in a material noncompliance by such Loan Party or Subsidiary with any applicable Environmental Law, or (B) could reasonably be anticipated to form the basis of a material Environmental Claim against such Loan Party or Subsidiary or any Real Property owned or operated by such Loan Party or Subsidiary; (iii) any condition or occurrence on any Real Property owned or operated by any of the Loan Parties, any of their Subsidiaries or any property adjoining such Real Property that could reasonably be anticipated to cause any of such Real Property owned or leased by the Borrower or any of its Subsidiaries to be subject to any material restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law; and (iv) the taking of any removal or remedial action in response to a material Release or material threatened Release or the actual or alleged presence of any Hazardous Material on or from any Real Property owned or operated at any time by any of the Loan Parties or any of their Subsidiaries in each case as required by any Environmental Law or any governmental or other administrative agency. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and such Loan Party's, such Subsidiary's response thereto. In addition, Borrower will provide the Lenders with copies of all material non-privileged communications with any government or governmental agency relating to Environmental Claims, all material non-privileged communications with any person relating to material Environmental Claims, and such detailed reports of any material Environmental Claim as may reasonably be requested by the Required Lenders.

          (j) Credit Agreement Notices. Promptly upon transmission thereof, a copy of any notice of default furnished by the Borrower under Article VI of the Credit Agreement simultaneously with the delivery thereof to the Bank.

          (k) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to any Loan Party or its Subsidiaries, as any Lender may reasonably request.

          5.02 Books, Records and Inspections. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries, in conformity with United States generally accepted accounting principles and all requirements of law, shall be made of all dealings and transactions in relation to its business and activities. The
Borrower shall, and shall cause each of its Subsidiaries to, permit, upon reasonable notice, officers and designated representatives of any Lender to visit and inspect, under guidance of officers of the Borrower or such Subsidiaries, any of the properties of the Borrower or its Subsidiaries, and to examine the books of account of the Borrower or its Subsidiaries and discuss the affairs, finances and accounts of the Borrower or its Subsidiaries with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as such Lender may request.

          5.03 Maintenance of Property, Insurance. Schedule II sets forth a true and complete listing of all insurance maintained by the Borrower and each of its Subsidiaries as of the Effective Date. The Borrower will, and will cause each of its Subsidiaries to, (i) keep all material property useful and necessary in its business in good working order and condition (ordinary wear and tear excepted),
(ii) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks and liabilities and with such deductibles or self-insured retentions as are customary in the industry of the Borrower, (iii) maintain key-man life insurance with a financially sound and reputable insurance company for each of Albert W. Van Ness Jr. and William T. Brannan in an amount equal to at least $5,000,000 for each such individual for a period of at least five years from the Funding Date and name the Bank and the Lenders hereunder on the Funding Date (or, if all of such Lenders cease to be Lenders hereunder at any time after the Funding

Date, at least one Lender hereunder) as the beneficiaries thereof and (iv) furnish to each Lender, upon written request, full information as to the insurance carried.

          5.04 Corporate Franchises. The Borrower shall, and shall cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises licenses and patents; provided, however, that nothing in this Section 5.04 shall prevent the withdrawal of any such Person of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, properties, operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          5.05 Compliance with Statutes, Etc. The Borrower shall, and shall cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property except such noncompliance as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          5.06 Compliance with Environmental Laws. The Borrower shall, and shall cause each of its Subsidiaries to, comply, in all material respects, with all Environmental Laws applicable to the ownership or use of all the Real Property, and shall promptly pay, or cause its Subsidiaries to promptly pay all costs and expenses incurred in such compliance, and will keep or cause to be kept the Borrower's or its Subsidiaries' interest in all owned Real Properties free and clear of any Liens imposed pursuant to such Environmental Laws imposed in connection with their ownership or use. Neither the Borrower nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property, or transport or permit the transportation of Hazardous Materials to or from any Real Property, other than in the normal course of business in compliance with applicable law. If required to do so under any applicable directive or order of any governmental agency, the Borrower agrees to undertake, and cause each of its Subsidiaries to undertake, any clean up, removal, remedial or other action necessary to remove and clean up any Hazardous Materials from any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries in accordance with, in all material respects, such orders and directives of all governmental authorities, except to the extent that the Borrower or such Subsidiary is contesting such order or directive in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP; provided that it will not constitute a breach of this Section 5.06 if a Person other than the Borrower and its Subsidiaries takes such action on behalf of the Borrower and its Subsidiaries.

          5.07 ERISA. As soon as possible and, in any event, within ten (10) days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to each of the Lenders a certificate of the chief financial officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such

ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed by the Borrower, such Subsidiary, the Plan Administrator or such ERISA Affiliate to or with the PBGC or any other governmental agency, or a Plan participant and any notice received by the Borrower, such Subsidiary or ERISA Affiliate from the PBGC or any other government agency, or a Plan participant, the Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that the Borrower has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section  401(a)(29),  4971,  4975 or 4980 of the Code or
Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(l) of ERISA or Section 4980B(g)(2) of the Code) under
Section 4980B of the Code; or that the Borrower or any Subsidiary of the Borrower may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(l) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan. The Borrower will deliver to each of the Lenders copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. The Borrower will also deliver to each of the Lenders a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC or any other government agency, and any material notices received by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate with respect to any Plan shall be delivered to the Lenders no later than ten (10) days after the date such annual report has been filed with the Internal Revenue Service or such records, documents and/or information has been furnished to the PBGC or any other government agency or such notice has been received by the Borrower, the Subsidiary or the ERISA Affiliate, as applicable.

          5.08 End of Fiscal Years; Fiscal Quarters. The Borrower will cause its, and each of its Subsidiaries', fiscal years (unless any Foreign Subsidiary is required to adopt a different fiscal year under applicable law) to end on December 31 of each year and each of its, and each of its Subsidiaries', four fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

          5.09 Payment of Taxes. The Borrower shall, and shall cause each of its Subsidiaries to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties would otherwise attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of any of its Subsidiaries not otherwise permitted under Section 6.01; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

          5.10 Use of Proceeds, Margin Regulations. (a) The Borrower shall use all proceeds of the Loans as provided in Section 4.08(a).

          (b) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of the Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          5.11 Year 2000 Compliance. The Borrower will ensure that its Information Systems and Equipment are at all times after December 31, 1999 Year 2000 Compliant, except insofar as the failure to do so could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, and shall notify each Lender promptly upon detecting any material failure of the Information Systems and Equipment to be Year 2000 Compliant. In addition, the Borrower shall provide each Lender (x) to the extent that on June 30, 1999 senior management of the Borrower does not in its good faith reasonable judgment believe that the Borrower and its Subsidiaries will be Year 2000 Compliant on September 30, 1999, an "action plan" on June 30, 1999, setting forth the nature of such non-compliance and the actions the Borrower and/or such Subsidiary proposes to take to remedy such non-compliance, (y) to the extent that the Borrower and its Subsidiaries are not Year 2000 Compliant on September 30, 1999 and the "action plan" referred to in preceding clause (x) was not required to be delivered pursuant to said clause (x), an "action plan" as described in preceding clause (x) on such date and (z) with such additional information about its year 2000 computer readiness (including, without limitation, information as to contingency plans, budgets and testing results) as such Lender shall reasonably request.

          5.12 Observation of Board of Directors. PCF may designate one individual (the "Observer") to attend all meetings of the Board of Directors of the Borrower (and any committees thereof) at the reasonable expense of the Borrower. The Observer shall be entitled to receive all reports, presentations and materials, as if the Observer were a member of the Board of Directors, all at the reasonable expense of the Borrower. The Borrower agrees to give the Observer prior written notice of all meetings of the Board of Directors of the Borrower promptly after the scheduling thereof and in any event no later than five Business Days prior to such meeting, or if such meeting is scheduled less than five Business Days in advance, on the date preceding the date for which such meeting has been scheduled.

          5.13  Permitted  Acquisitions.  (a) Subject to the  provisions of this
Section 5.13 applicable thereto and the requirements contained in the definition of Permitted Acquisition, the Borrower and its Subsidiaries may from time to time after the Funding Date effect Permitted Acquisitions, so long as with respect to each Permitted Acquisition:

               (i) no Default or Event of Default or default or event of default under the Credit Agreement (after giving effect to any waiver thereof by the Bank) is in existence at the time of the consummation of such Permitted Acquisition or would exist after giving effect thereto, and all representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties were made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto);

               (ii) the Borrower shall have given the Lenders at least 7 days prior written notice of any such Permitted Acquisition (each such notice, a "Permitted Acquisition Notice"), which notice shall (r) contain the estimated date such Permitted Acquisition is scheduled to be consummated, (s) to the extent then available, attach a true and correct copy of the letter of intent, description of material terms or similar agreement entered into or contemplated to be entered into by the Borrower or one of its Subsidiaries and the seller in connection with such Permitted Acquisition, (t) contain the estimated aggregate purchase price of such Permitted Acquisition and the amount of related costs and expenses and the intended method of financing thereof, (u) contain the estimated amount of cash (including proceeds of loans under the Credit Agreement) required to effect such Permitted Acquisition, (v) contain a description of any Permitted Earn-Out Debt or Permitted Seller Notes to be incurred by the Borrower in connection with such Permitted Acquisition and the maximum potential liability of the Borrower with respect thereto, (w) contain a description of the Permitted Equity Issuances to be effected by the Borrower in connection with such Permitted Acquisition and (x) state the aggregate amount of the Capitalized Lease Obligations and other Indebtedness to be assumed by the Borrower and its Subsidiaries in connection with such Permitted Acquisition;

               (iii) the  Borrower  shall  have  given the  Lenders  such  other information related to the Person or business, division or product line being acquired and the Permitted Acquisition as any Lender shall reasonably request, including, without limitation, due diligence materials, organizational documents, good standing certificates, governmental approvals, consents and expert reports prepared by such accounting, environmental and/or other experts as the Required Lenders shall reasonably request;

               (iv) the Lenders shall have received (I) within thirty days after the consummation of such Permitted Acquisition, a copy of the executed purchase agreement and all related agreements, schedules and exhibits with respect to such Permitted Acquisition and (II) on the date of the consummation of such Permitted Acquisition, a certification from the Borrower as to the purchase price for the respective Permitted Acquisition and the estimated amount of all related costs, fees and expenses and that, except as described in the Permitted Acquisition Notice therefor, there are no other amounts or types of consideration (including amounts payable under non-competition and/or consulting agreements) which will be payable in connection with the respective Permitted Acquisition;

               (v) the Borrower in good faith believes, based on calculations made by the Borrower, on a Pro Forma Basis (as if the Calculation Period were the one-year period following the date of the consummation of the respective Permitted Acquisition) that the financial covenants contained in Sections 6.07 through 6.09, inclusive, and the financial covenants contained in the Credit Agreement (unless waived by the Bank), will continue to be met for the one-year period following the date of the consummation of the respective Permitted Acquisition;

               (vi) calculations are made by the Borrower of the Consolidated EBITDA of the Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition (determined in accordance with the definition of Consolidated EBITDA contained herein, but treating references therein and in any other defined terms used in determining Consolidated EBITDA to "the Borrower" to instead be references to the Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition and taking into account increases to Consolidated EBITDA which may arise from elimination of excess owners compensation or elimination of any other costs and expenses of the entity being acquired not expected to be incurred following the date of such Permitted Acquisition to the extent such increases are acceptable to the Required Lenders in their reasonable discretion) (the "Acquired EBITDA"), and the amount thereof shall exceed zero (x) for each of the last three fiscal years of such Person (or the Person owning such business, division or product line) ended prior to the date of the respective Permitted Acquisition (or such lesser period of time as such Person has operated its business) and (y) for the Calculation Period; provided, however, in the case of calculations based on financial statements not audited by a "big-five" accounting firm or other nationally recognized accounting firm reasonably acceptable to the Required Lenders (any such firm, a "Qualified Accounting Firm"), the Required Lenders shall be satisfied in their sole discretion that the Acquired EBITDA of such Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition exceeds zero for the Calculation Period;

               (vii) the proposed Permitted Acquisition will not be reasonably likely to result in materially increased litigation, tort, collective bargaining, tax, ERISA and environmental liabilities of the Borrower or any its Subsidiaries;

               (viii) if the Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition is involved in a proceeding under the Bankruptcy Code, the bankruptcy court with jurisdiction thereover shall have approved such Permitted Acquisition pursuant to a final order satisfactory in form and substance to the Lenders in their sole discretion;

               (ix) recalculations are made by the Borrower of compliance with the covenants contained in Sections 6.07 through 6.09, inclusive, for the Calculation Period, on a Pro Forma Basis, and such recalculations shall show that all such covenants would have been complied with throughout the Calculation Period on a Pro Forma Basis;

               (x) with respect to each Permitted Acquisition, the sum (without duplication) of (such sum, with respect to any Permitted Acquisition, the "Permitted Acquisition Purchase Price") (I) the amount of cash paid as consideration in connection with any such Permitted Acquisition, (II) the fair market value of the Borrower Common Stock (based on (x) the closing trading price of the Borrower Common Stock on the date of such Permitted Acquisition on the primary stock exchange or other market on which such stock is listed or traded or
          (y) if the Borrower Common Stock is not listed on an exchange or other market, the good faith determination of the Required Lenders and the Borrower) issued as consideration in such Permitted Acquisition, (III) the aggregate amount (determined by using the face amount of the debt or the amount payable at maturity, whichever is greater) of Permitted Seller Notes issued by the Borrower in connection with such Permitted Acquisition, (IV) the maximum potential liability of the Borrower with respect to all Permitted Earn-Out Debt issued in connection with such Permitted Acquisition (but only to the extent such Permitted Earn-Out Debt would appear on the balance sheet of the Borrower or its Subsidiaries under generally accepted accounting principles), (V) the amount of Capitalized Lease Obligations and other Indebtedness assumed in connection with such Permitted Acquisition, (VI) the fair market value of the Permitted Borrower Warrants (determined (x) in the case of Permitted Borrower Warrants with an exercise price greater than the closing trading price of the Borrower Common Stock on the stock exchange or other market on which such Borrower Common Stock is listed or traded on the date of such Permitted Acquisition (or if the Borrower Common Stock is not listed or traded on a stock exchange or other market, the fair market value of the Borrower Common Stock on such date as determined in good faith by the Required Lenders and the Borrower), in good faith by the Required Lenders and the Borrower using the Black-Scholes valuation methodology and (y) in the case of Permitted Borrower Warrants with an exercise price less than or equal to the closing trading price of the Borrower Common Stock on the stock exchange or other market on which such Borrower Common Stock is listed or traded on the date of such Permitted Acquisition (or if the Borrower Common Stock is not listed or traded on a stock exchange or other market, the fair market value of such Borrower Common Stock on such date as determined in good faith by the Required Lenders and the Borrower), using the closing trading price (or fair market value as so determined, as the case may be) of the Borrower Common Stock into which such Permitted Borrower Warrants are convertible on the date of such Permitted Acquisition less the applicable exercise price of such Permitted Borrower Warrants) issued as consideration in connection with such Permitted Acquisition and (VII) the fair market value of the

          Permitted Borrower Options (determined (x) in the case of Permitted Borrower Options with an exercise price greater than the closing trading price of the Borrower Common Stock on the stock exchange or other market on which such Borrower Common Stock is listed or traded on the date of such Permitted Acquisition (or if the Borrower Common Stock is not listed or traded on a stock exchange or other market, the fair market value of the Borrower Common Stock on such date as determined in good faith by the Required Lenders and the Borrower), in good faith by the Required Lenders and the Borrower using the Black-Scholes valuation methodology and (y) in the case of Permitted Borrower Options with an exercise price less than or equal to the closing trading price of the Borrower Common Stock on the stock exchange or other market on which such Borrower Common Stock is listed or traded on the date of such Permitted Acquisition (or if the Borrower Common Stock is not listed or traded on a stock exchange or other market, the fair market value of such Borrower Common Stock on such date as determined in good faith by the Required Lenders and the Borrower), using the closing trading price (or fair market value as so determined, as the case may be) of the Borrower Common Stock into which such Permitted Borrower Options are exercisable on the date of such Permitted Acquisition less the applicable exercise price of such Permitted Borrower Options) issued as consideration in connection with such Permitted Acquisition, shall not exceed the lesser of (x)
          $7,000,000 and (y) the product of (I) the Acquired EBITDA of the Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition for the Calculation Period multiplied by (II) 7; provided that the cash consideration referred to in clause (I) above shall not exceed 70% of the Permitted Acquisition Purchase Price payable pursuant to such Permitted Acquisition;

               (xi) with respect to each Permitted Acquisition, the consideration paid therefor and Indebtedness incurred, issued and/or assumed in connection therewith shall consist solely of those items described in subclauses (u) through (x), inclusive, of preceding clause (ii) as set forth in the Permitted Acquisition Notice delivered therefor;

               (xii) prior to the consummation of the respective Permitted Acquisition, the Lenders shall have received (w) detailed consolidated projections, certified by the chief financial officer or controller of the Borrower, for the Borrower and its Subsidiaries, which include the projected results of the Borrower, after giving effect to the respective Permitted Acquisition, for the period commencing on the first day of the fiscal quarter of the Borrower then most recently ended and ending on the third anniversary of such first, (x) a pro forma (after giving effect to the Permitted Acquisition and the related financing thereof) consolidated balance sheet of the Borrower as at the first day of the fiscal quarter of the Borrower then last ended, which pro forma consolidated balance sheet shall present a good faith estimate of the pro forma financial condition of the Borrower and its Subsidiaries (after giving effect to the Permitted Acquisition and the financing thereof) on a consolidated basis at the first day of the fiscal quarter of the Borrower then most recently ended and otherwise be in form and substance satisfactory to the Lenders, (y) the "action plan" proposed to be undertaken upon the consummation of the respective Permitted Acquisition and (z) copies of the financial statements of the Person being acquired pursuant to the respective Permitted Acquisition for the last three fiscal years of such Person, which shall, in the case of the financial statements for the most recent fiscal year of such Person, be audited; and

               (xiii) prior to the consummation of the respective Permitted Acquisition, the Borrower shall furnish to each Lender an officers' certificate executed by the chief financial officer or controller of the Borrower, certifying as to compliance with the requirements of the applicable preceding clauses (i) through (xii), containing the calculations required by preceding clauses (v), (vi), (ix) and (x) and attaching the projections and pro forma consolidated balance sheet required by preceding clause (xii);

provided that in the event that a proposed Permitted Acquisition is not permitted to be consummated by virtue of the application of the foregoing clauses (vi), (ix) and (x) and the Bank shall have waived in writing the requirements of a "Permitted Acquisition" under, and as defined, the Credit Agreement with respect to such Permitted Acquisition, deemed such proposed Permitted Acquisition to be a "Permitted Acquisition" or otherwise consented to such acquisition for all purposes of the Credit Agreement, then, notwithstanding the foregoing provisions of this Section 5.13(a), such proposed Permitted Acquisition shall be permitted pursuant to this Section 5.13(a), so long as (w) the requirements of all clauses above other than clauses (vi), (ix), (x) and
(xiii) shall have been satisfied, (x) the Permitted Acquisition Purchase Price of such Permitted Acquisition, when combined with the aggregate Permitted Acquisition Purchase Price for all other Permitted Acquisitions effected during the then current fiscal year of the Borrower in reliance upon this proviso, shall not exceed $5,000,000, (y) the Permitted Acquisition Purchase Price of such Permitted Acquisition, when combined with the aggregate Permitted Acquisition Purchase Price of all other Permitted Acquisitions effected after the Funding Date in reliance on this proviso, shall not exceed $15,000,000 and
(z) prior to the consummation of such Permitted Acquisition, the Borrower shall furnish to each Lender an officer's certificate executed by the chief financial officer or controller of the Borrower certifying as to compliance with the requirements of preceding clauses (w), (x) and (y), containing the calculations required by preceding clauses (x) and (y) and clause (v) above and attaching the projections and pro forma consolidated balance sheet required by clause (xii) above. The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by the Borrower that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Section 7.

          (b) At the time of each Permitted Acquisition involving the creation or acquisition of a Subsidiary, not less than 100% of the capital stock or other equity interests of such Subsidiary shall be directly owned by the Borrower or a Subordinated Guarantor.

          (c) The Borrower shall cause each Subsidiary which is formed to effect, or is acquired pursuant to, a Permitted Acquisition after the Effective Date to execute and deliver, prior to the date of or concurrently with the consummation of the respective Permitted Acquisition, a counterpart of the Subordinated Guaranty or a substantially similar guaranty in form and substance satisfactory to the Required Lenders.

          5.14 Intellectual Property Rights. The Borrower will, and will cause each of its Subsidiaries to, maintain in full force and effect all Intellectual Property rights necessary or material to the business of the Borrower or any Subsidiary of the Borrower and take no action (including, without limitation, the licensing of Intellectual Property), or fail to take an action, as the case may be, in connection with such Intellectual Property rights which could reasonably be expected to result in a material adverse effect on the performance, business, assets, nature of assets, liabilities, properties, operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole. The Borrower shall, and shall cause each of its Subsidiaries to, diligently prosecute all pending applications filed in connection with seeking the Intellectual Property rights and take all other reasonable actions necessary for the protection and maintenance of the Intellectual Property rights necessary or appropriate to the business of the Borrower or any Subsidiary of the Borrower at all times from and after the Funding Date other than any such actions the failure of which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          5.15 Post-Closing Obligations. Within 90 days following the Funding Date, the Borrower shall either cause each of Clayton/National Courier Systems, Inc. and National Express Company, Inc. to be reinstated as validly existing corporations under Missouri law or transfer all of the assets of such corporations to an existing or newly-formed Subsidiary which is or becomes a Subordinated Guarantor.

          SECTION 6. Negative Covenants. The Borrower hereby covenants that on and after the Effective Date and until the Loans and Notes, together with interest and all other Obligations incurred hereunder and thereunder, have been paid in full and the Commitment is no longer outstanding:

          6.01 Liens. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any of their respective property or assets (real or personal, tangible or intangible), whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute with respect to property or assets of the Borrower or any of its Subsidiaries; provided, however, that the provisions of this Section 6.01 shall not prevent the Borrower or any of its Subsidiaries from creating, incurring, assuming or permitting the existence of the following (Liens described below are herein referred to as "Permitted Liens"):

               (i) inchoate Liens with respect to the Borrower or any Subsidiary of the Borrower for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

               (ii) Liens in respect of property or assets of the Borrower or any Subsidiary of the Borrower imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's, mechanics' and landlords' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Borrower's or any of its Subsidiaries' property or assets or materially impair the use thereof in the operation of the business of the Borrower or the Subsidiaries of the Borrower or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

               (iii) Liens of the Borrower or the Subsidiaries in existence on the Effective Date which are listed, and the property subject thereto described, on Schedule IV, together with any refinancing, renewal or extension thereof, provided that the outstanding principal balance of such Indebtedness secured thereby is not increased above the amount outstanding immediately prior to such refinancing, renewal or extension and the Liens do not extend to any additional assets;

               (iv) Liens securing Senior Indebtedness and Liens permitted by the Credit Agreement (as in effect on the date hereof);

               (v) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances on the property of the Borrower or any Subsidiary of the Borrower arising in the ordinary course of business and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

               (vi) Liens on property of the Borrower and its Subsidiaries subject to, and securing only, Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 6.04(v), provided that such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Borrower or any of its Subsidiaries;

               (vii) Liens (other than any Lien imposed by ERISA) on property of the Borrower or any Subsidiary of the Borrower incurred or deposits made in the ordinary course of business in connection with (x) workers' compensation, unemployment insurance and other types of social security or (y) to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

               (viii) Liens placed upon equipment or machinery used in the ordinary course of business of the Borrower or any Subsidiary of the Borrower within 60 days following the time of purchase thereof by the Borrower or any of its Subsidiaries and improvements and accretions thereto to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or any Indebtedness incurred to refinance such Indebtedness, provided that (x) the aggregate principal amount of all

          Indebtedness secured by Liens permitted by this clause (viii) incurred in any fiscal year of the Borrower does not exceed the aggregate amount of Indebtedness permitted under Section 6.04(v) with respect to all machinery and equipment and (y) in all events, the Lien encumbering the equipment or machinery so acquired and improvements and accretions thereto does not encumber any other asset of the Borrower or any of its Subsidiaries;

               (ix) Liens arising from precautionary UCC-1 financing statement filings regarding operating leases entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business;

               (x) inchoate Liens (where there has been no execution or levy and no pledge or delivery of collateral) arising from and out of judgments or decrees in existence at such time not constituting an Event of Default;

               (xi) assignments of immaterial amounts of overdue accounts receivable for collection in the ordinary course of business; and

               (xii) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, provided that (i) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any other asset of the Borrower or any of its Subsidiaries and (ii) any Indebtedness that is secured by such Liens is permitted to exist under Section 6.04(iii).

          6.02 Consolidation, Merger, Purchase or Sale of Assets, Etc. The Borrower shall not, and shall not permit any of its Subsidiaries to, (i) wind up, liquidate or dissolve its affairs, (ii) enter into any transaction of merger or consolidation, (iii) convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, including without limitation assets consisting of capital stock of a Subsidiary thereof or stock equivalents, (iv) enter into any partnerships, joint ventures or sale-leaseback transactions, or (v) purchase, lease or otherwise acquire (in one or a series of related transactions) any part of the property or assets of any Person, or make or maintain any loan, extension of credit or advance to any Person, or own or purchase or otherwise acquire any capital stock or equity interests or obligations of or other securities of any Person, or otherwise make any other investment or capital contribution in any Person, except that the following shall be permitted:

               (A) purchases or other acquisitions by the Borrower and its Subsidiaries of inventory, materials and equipment in the ordinary course of business;

               (B) Capital Expenditures permitted pursuant to Section 6.10;

               (C) so long as there shall exist no Default or Event of Default, the Borrower and its Subsidiaries may sell assets so long as the amount of Net Sale Proceeds from such sales in any one fiscal year does not exceed

     $500,000 in the aggregate and such proceeds are used, or irrevocably committed to be used, to purchase, within 180 days from the date of sale, assets to be used in the business of the Borrower or its Subsidiaries;

               (D) the Borrower and its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business so long as such leases are not Capitalized Lease Obligations;

               (E) the Borrower and its Subsidiaries may make and maintain investments (1) consisting of receivables owing to any of them (including, without limitation, through the indirect acquisition thereof through a security interest), if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms,
     (2) in cash and Cash Equivalents, (3) in Interest Rate Contracts entered into pursuant to the requirements of the Credit Agreement (as in effect on the date hereof), (4) consisting of loans and advances in the ordinary course of business and consistent with past practices to their respective employees for moving, travel and emergency expenses and other similar expenses, so long as the aggregate principal amount thereof at any one time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $100,000, (5) consisting of purchases or acquisitions of securities of trade creditors or customers received in any plan of reorganization or similar arrangement on the bankruptcy or insolvency of such trade creditors or customers or received in settlement of delinquent obligations of, and other disputes with, suppliers arising in the ordinary course of business, (6) permitted pursuant to the Credit Agreement (as in effect on the date hereof) and (7) in addition to those permitted pursuant to clauses (1) through (6) above, so long as the aggregate amount of such investments (determined without regard to any write-downs or write-offs thereof) does not exceed $250,000;

               (F) the Borrower and its Subsidiaries may sell inventory in the ordinary course of business;

               (G) the Loan Parties may consummate the Transaction in accordance with the Documents;

               (H)  Dividends  may be paid to the  extent  permitted  by Section
     6.03;

               (I) each of the Borrower and its Subsidiaries may enter into licensing arrangements with respect to Intellectual Property, in accordance with customary past practice of the Borrower or such Subsidiary (as the case may be);

               (J) any Permitted Acquisition expressly permitted by Section 5.13 hereof; and

               (K) Subsidiaries of the Borrower that are Subordinated Guarantors may effect asset swaps between and among each other in the ordinary course of business.

          6.03 Dividends. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, declare or pay any Dividends with respect to the Borrower or any of its Subsidiaries, except that (i) any Subsidiary of the Borrower may pay Dividends to the Borrower or any Wholly-Owned Domestic

Subsidiary of the Borrower and (ii) so long as no Default or Event of Default is then in existence or would result from the payment of the respective Dividend, the Borrower may pay cash Dividends not to exceed (x) $500,000 per annum in the form of one or more purchases of Warrants from Paribas or any of its Affiliates pursuant to its right of first offer under Section 14(d) of the Warrant Agreement and (y) $250,000 per annum in the form of one or more purchases of Warrants from any Exeter Entity or any of its Affiliates pursuant to its right of first offer under Section 14(d) of the Warrant Agreement.

          6.04 Indebtedness. The Borrower shall not, nor shall it permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (i) Indebtedness incurred pursuant to this Agreement and the other Loan Documents;

          (ii) Senior Debt;

          (iii) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed by the Borrower or any Wholly-Owned Subsidiary of the Borrower pursuant to a Permitted Acquisition as a result of a merger or consolidation or the acquisition of an asset securing such Indebtedness), so long as such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition and guaranties of any such Indebtedness;

          (iv) Indebtedness of the Borrower and its Subsidiaries as set forth on
     Schedule V, including any refinancing, renewal or extension (other than Indebtedness) thereof so long as the amount of Indebtedness is not increased;

          (v) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease Obligations and Indebtedness secured by Liens permitted by Section 6.01(viii); provided that the aggregate amount of Indebtedness evidenced by Capitalized Lease Obligations under all Capital Leases entered into in any fiscal year of the Borrower after the Funding Date, when aggregated with the amount of Indebtedness secured by Liens permitted by
     Section 6.01(viii) incurred in such fiscal year of the Borrower, shall not exceed $3,500,000;

          (vi) the Borrower and its Wholly-Owned Subsidiaries may make intercompany loans to any Wholly-Owned Domestic Subsidiary of the Borrower and any Wholly-Owned Subsidiary may make intercompany loans to the Borrower;

          (vii) Indebtedness of the Borrower evidenced by Permitted Seller Notes
     and  Permitted   Earn-Out  Debt  issued  in   connection   with   Permitted
     Acquisitions in accordance with the requirements of Section 5.13;

          (viii) additional Indebtedness (which may be, but shall not be required to be, incurred under the Credit Agreement) in an aggregate principal amount incurred at any time after the Funding Date not to exceed the Available Debt Basket Amount then in effect, so long as (x) no Default or Event of Default exists at the time of the incurrence thereof (and immediately after giving effect thereto) and (y) at the time of the incurrence thereof, the Borrower shall have furnished to each Lender an officer's certificate, executed by the chief financial officer of the Borrower (each, a "Debt Incurrence Eligibility Certificate"), (I) setting forth the Reported Consolidated EBITDA of the Borrower for the four fiscal quarters (taken as one accounting period) then most recently ended and the Available Basket Amount to which the Borrower is then entitled under the definition thereof and the amount of the Available Basket Amount that had previously been utilized and (II) certifying as to compliance with preceding clause (x); and

          (ix) additional Indebtedness (which shall be required to be incurred pursuant to the Credit Agreement) in an aggregate principal amount incurred at any time after the Funding Date not to exceed $5,000,000, so long as the Borrower certifies that no part of the proceeds of such Indebtedness are utilized by the Borrower or any of its Subsidiaries to purchase or otherwise acquire all or substantially all of the assets of, or any capital stock or other equity interests of, any Person or to make Capital Expenditures.

          6.05 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower or any of its Subsidiaries unless (a) such transaction or series of related transactions is in writing and on terms that are no less favorable to the Borrower or such Subsidiary, as the case may be, than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party, (b) with respect to any transaction or series of related transactions involving aggregate value in excess of $100,000, the Borrower delivers an officers' certificate to each of the Lenders certifying that such transaction or series of related transactions complies with clause (a) above and such transaction or series of related transactions has been approved by a majority of the board of directors of the Borrower, (c) with respect to any transaction or series of related transactions involving aggregate payments in excess of $1,000,000, such transaction or series of related transactions has been approved by the disinterested directors of the Borrower (or in the event there is only one disinterested director, by such disinterested director) and
(d) with respect to any transaction or series of related transactions involving aggregate payments in excess of $5,000,000, such transaction or series of related transactions has been approved by the disinterested directors of the Borrower (or in the event there is only one disinterested director, by such disinterested director) and the Borrower delivers to each of the Lenders a written opinion of any investment banking firm of national standing or other recognized independent expert with experience appraising the terms and conditions of the type of transaction or series of related transactions for which an opinion is required stating that the transaction or series of related transactions is fair to the Borrower or such Subsidiary from a financial point of view, except that (i) the Borrower and its Subsidiaries may effect the Transaction, (ii) the transactions entered into between Borrower and the
Subsidiary Guarantors, and between such Subsidiary Guarantors, shall be permitted, (iii) the Borrower may pay customary fees to directors of the Borrower, (iv) the Borrower and its Subsidiaries may enter into the employment agreements in the ordinary course of business and (v) Dividends may be paid in accordance with Section 6.03. In no event may any management, closing or similar fees be paid or payable by the Borrower or any of its Subsidiaries to any Affiliates of the Borrower or any of its Subsidiaries.

          6.06 No Further Negative Pledges. Except (a) as otherwise permitted by or under the terms of Existing Indebtedness, this Agreement or the Credit Documents and (b) with respect to specific property encumbered to secure payment of particular Indebtedness permitted to be incurred by the terms hereof, the Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any agreement prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.


          6.07 Consolidated Indebtedness to Consolidated EBITDA. The Borrower will not permit the ratio of Consolidated Indebtedness as at the end of any fiscal quarter ended on a date set forth below to Consolidated EBITDA for any period of four consecutive fiscal quarters, in each case taken as one accounting period, ending on a date set forth below to be greater than the ratio set forth opposite such date below:


                       Fiscal Quarter
                           Ended                                      Ratio

                       December 31, 1998                             4.25:1.0
                       March 31, 1999                                4.00:1.0
                       June 30, 1999                                 4.00:1.0
                       September 30, 1999                            4.00:1.0
                       December 31, 1999                             4.00:1.0
                       March 31, 2000                                4.00:1.0
                       June 30, 2000                                 4.00:1.0
                       September 30, 2000                            4.00:1.0
                       December 31, 2000                             3.75:1.0
                       March 31, 2001                                3.75:1.0
                       June 30, 2001                                 3.75:1.0
                       September 30, 2001                            3.75:1.0
                       December 31, 2001                             3.75:1.0
                       March 31, 2002                                3.50:1.0
                       June 30, 2002                                 3.50:1.0
                       September 30, 2002                            3.50:1.0
                       December 31, 2002                             3.50:1.0
                       March 31, 2003                                3.25:1.0
                       June 30, 2003                                 3.25:1.0
                       September 30, 2003                            3.25:1.0
                       December 31, 2003                             3.25:1.0
                       March 31, 2004                                3.00:1.0
                       June 30, 2004                                 3.00:1.0
                       September 30, 2004                            3.00:1.0
                       December 31, 2004                             3.00:1.0
                       March 31, 2005                                3.00:1.0
                       June 30, 2005                                 3.00:1.0
                       September 30, 2005                            3.00:1.0
                       December 31, 2005                             3.00:1.0

          6.08 Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, ending on a date set forth below to be less than the ratio set forth opposite such date:


                      Fiscal Quarter
                             Ended                                   Ratio

                       December 31, 1998                             1.00:1.0
                       March 31, 1999                                1.00:1.0
                       June 30, 1999                                 1.00:1.0
                       September 30, 1999                            1.00:1.0
                       December 31, 1999                             1.00:1.0
                       March 31, 2000                                1.00:1.0
                       June 30, 2000                                 1.00:1.0
                       September 30, 2000                            1.00:1.0
                       December 31, 2000                             1.15:1.0
                       March 31, 2001                                1.15:1.0
                       June 30, 2001                                 1.15:1.0
                       September 30, 2001                            1.15:1.0
                       December 31, 2001                             1.15:1.0
                       March 31, 2002                                1.25:1.0
                       June 30, 2002                                 1.25:1.0
                       September 30, 2002                            1.25:1.0
                       December 31, 2002                             1.25:1.0
                       March 31, 2003                                1.25:1.0
                       June 30, 2003                                 1.25:1.0
                       September 30, 2003                            1.25:1.0
                       December 31, 2003                             1.25:1.0
                       March 31, 2004                                1.25:1.0
                       June 30, 2004                                 1.25:1.0
                       September 30, 2004                            1.25:1.0
                       December 31, 2004                             1.25:1.0
                       March 31, 2005                                1.25:1.0
                       June 30, 2005                                 1.25:1.0
                       September 30, 2005                            1.25:1.0
                       December 31, 2005                             1.25:1.0

          6.09   Consolidated   Net  Worth.   The   Borrower   will  not  permit
Shareholders' Equity at any time to be less than the Minimum Consolidated Net Worth at such time.

          6.10 Capital Expenditures. (a) The Borrower shall not, and shall not permit any of its Subsidiaries to, make any expenditure for fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles and Capitalized Lease Obligations) (collectively, "Capital Expenditures"), except that during any fiscal year of the Borrower, the Borrower and its Subsidiaries may make Capital Expenditures in any such fiscal year so long as the aggregate amount thereof does not exceed $3,500,000.

          (b) In addition to the Capital Expenditures permitted above, the Borrower and its Subsidiaries may make Permitted Acquisitions in accordance with
Section 5.13 in amounts not to exceed the amounts permitted thereby.

          6.11 Restrictions on Additional Subordinated Indebtedness. The Borrower will not, nor will it permit any of its Subsidiaries to, create or suffer to exist any Indebtedness for borrowed money which (i) provides that it is subordinate in right of payment to any Senior Indebtedness and (ii) is senior in right of payment to the Loans or other Obligations.

          6.12 Limitation on Voluntary Payments and Modifications; Limitation on Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; Etc. The Borrower shall not, and shall not permit its Subsidiaries to:

          (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or voluntary or optional redemption (including pursuant to any change of control provision) or voluntary or optional acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due), of any Indebtedness that is not Senior Indebtedness;

          (ii) amend or modify, or permit the amendment or modification of any provision of the Existing Indebtedness, Permitted Earn-Out Debt or Permitted Seller Notes or any agreement relating to any of the foregoing in any manner adverse to the Lenders;

          (iii) amend, modify or change its Certificate of Incorporation (including, without limitation, by the filing or modification of any certificate of designation), By-Laws (or similar organizational documents) or any agreement entered into by it with respect to its capital stock or other equity interests in any manner adverse to the Lenders;

          (iv) amend, modify or change, terminate, or enter into any new Shareholders' Agreement, except for such amendments, modifications or changes which are not in a manner adverse to the Lenders;

          (v) amend, modify or change, terminate or enter into any new Tax Sharing Agreement; or

          (vi) amend, modify or change, or enter into any new Management Agreement or Employee Benefit Plan except if the aggregate cost to the
     Borrower   and  its   Subsidiaries   as  a  result   of  such   amendments,
     modifications, changes to such plans and agreements and new plans and agreements is not reasonably likely to have a material adverse effect on the performance, business, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          6.13 Limitation on Certain Restrictions on Subsidiaries. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (i) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, (ii) make loans or advances to the Borrower or any Subsidiary of the Borrower or (iii) transfer any of its properties or assets to the Borrower, except for such encumbrances or restrictions existing under or by reason of (v) applicable law, (w) this Agreement and the other Loan Documents, (x) the Credit Agreement and the other Credit Documents, (y) customary provisions restricting subletting or assignments of any lease governing a leasehold interest of the Borrower or any other Subsidiary of the Borrower and (z) the asset transfer restrictions imposed by purchase money financing permitted pursuant to Section 6.04(v).

          6.14 Limitation on Issuance of Capital Stock. (a) The Borrower shall not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or other ownership interests or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares, (ii) for stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of any Person in any class of the capital stock of the Borrower or such Subsidiary or (iii) upon the formation of any new Subsidiary as permitted by this Agreement in connection with Permitted Acquisitions.

          (b) The Borrower will not issue any capital stock, except for (x) issuances of the Borrower Common Stock for cash (except that Permitted Equity Issuances in connection with Permitted Acquisitions shall be permitted in accordance with Section 5.13) so long as, after giving effect to such issuance, the Borrower complies with the requirements of Section 2.02(d), if applicable, and (y) issuances of Borrower Common Stock in connection with the conversion of any Permitted Seller Note into Borrower Common Stock pursuant to, and in accordance with the terms of, such Permitted Seller Note, so long as no Default or Event of Default then exists or would result therefrom and the Borrower complies with the requirements of Section 2.02(d), if applicable.

          6.15 Business. The Borrower will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than a Permitted Business.

          6.16 Limitation on Creation of Subsidiaries. The Borrower will not, and will not permit any Subsidiary to, establish, create or acquire any new Subsidiary; provided that (I) the Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries so long as, in each case (i) at least 5 days prior written notice thereof is given to the Lenders and (ii) such new Subsidiary promptly executes a counterpart of the Subordinated Guaranty and (II) Wholly-Owned Subsidiaries of the Borrower may be acquired or formed in connection with Permitted Acquisitions so long as, in each such case such new Subsidiary executes a counterpart of the Subordinated Guaranty. In addition, each new Subsidiary that is required to execute any Loan Documents pursuant to this Section 6.16 shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 3 as such new Subsidiary would have had to deliver if such new Subsidiary were a Subordinated Guarantor on the Funding Date.

          6.17 Amendments with Respect to Senior Debt. The Borrower shall not amend, modify or restate the terms of Senior Debt if such amendment, modification or restatement would (i) result in the final maturity date of the Senior Debt occurring prior to November 15, 2001 or (ii) prior to November 15, 2001, increase the margin of the Senior Debt in excess of the maximum margin calculated from time to time permitted under Paragraph 2.1(C) of the Credit Agreement, as such Paragraph 2.1(C) is in effect on the date hereof, plus 2%.

          SECTION 7. Events of Default. Upon the occurrence of any of the following specified events (each, an "Event of Default"):

          7.01 Payments. Any Loan Party shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for five or more Business Days, in the payment when due of any interest on any Loan or Note, or any Fees or any other amounts owing by it hereunder or thereunder or under any other Loan Document; or

          7.02 Representations, Etc. Any representation, warranty or statement made by any Loan Party herein or in any other Loan Document, or in any certificate delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          7.03 Covenants. (a) The Borrower or any of its Subsidiaries shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 5.01(g)(i), 5.08, 5.12 or 6 and (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by any Lender; or (b) any Loan Party shall default in the due performance or observance by it of any term, covenant or agreement contained in any other Loan Document after any applicable notice provided for therein has been given or any lapse of time provided for therein has occurred; or

          7.04 Default Under Other Agreements. (i) The Borrower or any of its Subsidiaries shall default in any payment of any Indebtedness (other than the Obligations) on the stated maturity thereof; or (ii) any Indebtedness of the Borrower or any of its Subsidiaries (other than the Obligations) shall be declared to be due and payable prior to the stated maturity thereof, provided that it shall not constitute an Event of Default pursuant to this Section 7.04 unless the aggregate amount of all Indebtedness referred to in clauses (i) and
(ii) above exceeds $2,000,000 at any one time; or

          7.05 Bankruptcy, Etc. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed or discharged, within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries, or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries, or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed or undischarged for a period of 60 days, or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

          7.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days; any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204
or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Borrower or any Subsidiary of the Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans a "default," within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Plan; any applicable law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change in Law"), or, as a result of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Lenders, has had, or could reasonably be expected to have, a material adverse effect upon the business, operations, condition (financial or otherwise) or prospects of the Borrower or any Subsidiary of the Borrower; or

          7.07 Judgments. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by a reputable insurance company) in excess of $2,000,000 and all such judgments or decrees shall not be satisfied, vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days; or

          7.08 Subordinated Guaranty. The Subordinated Guaranty or any provision thereof shall cease to be in full force or effect as to any Subordinated Guarantor, or any Subordinated Guarantor or any Person acting by or on behalf of any Subordinated Guarantor shall deny or disaffirm such Subordinated Guarantor's obligations under the Subordinated Guaranty, or any Subordinated Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Subordinated Guaranty and such default shall continue beyond any grace period specifically applicable thereto; or

          7.09 Change in Management. Albert W. Van Ness, Jr. shall cease to serve as both Chairman and Chief Executive Officer of the Borrower (i.e., shall cease to serve in at least one of the foregoing capacities) or William T. Brannan shall cease to serve as both President and Chief Operating Officer of the Borrower (i.e., shall cease to serve in at least one of the foregoing capacities) and, in the case of the death or termination of the employment of either such individual, a successor officer acceptable to the Required Lenders in their sole discretion shall not have replaced such individual in his respective capacity within 120 days after such individual's death or termination of employment;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Required Lenders (or, in the case of an Event of Default under Section 7.01, any Lender (or group of Lenders that are affiliates of one another) with outstanding Loans in an aggregate principal equal to at least $5,000,000) may, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of any other Lender or the holder of any Note to enforce its claims against any Loan Party (provided that, if an Event of Default specified in Section 7.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Required Lenders to the Borrower as specified in clause (i) below shall occur automatically without the giving of any such notice): (i) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations to be, whereupon the same shall, subject to Section 9.04 hereof, become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and (ii) exercise any rights or remedies under the Subordinated Guaranty.

          SECTION 8. Definitions and Accounting Terms.

          8.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Acquired EBITDA" has the meaning provided in Section 5.13(a)(vi).

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including, but not limited, to all directors, officers and trustees of such Person), controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 6.05, an Affiliate of the Borrower shall include (w) any Person that directly or indirectly (including through limited partners, general partner or limited liability company interests) owns more than 5% of any class of the capital stock of the Borrower (x) any officer, director, trustee or beneficiary of the Borrower or any such shareholder, (y) any spouse, parent, sibling or descendant of any such person in clause (w) or (x) above, and (z) any trust for the benefit of any such Person or for any spouse, issue or lineal descendant of such Person described in clauses (w) through (y) above. For all purposes of this Agreement, none of the Bank, any Lender or any of their respective Affiliates, shall be considered an Affiliate of the Borrower or any Subsidiary of the Borrower. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

          "Affiliate Contracts" shall have the meaning set forth in Section 3.14(vii).

          "Agreement" shall mean this loan agreement, as modified, supplemented or amended from time to time.

          "Asset Sale" shall mean the sale of all or substantially all of the assets of the Borrower and its Subsidiaries.

          "Available Debt Basket Amount" shall mean, at any time, (i) $10,000,000, if the Reported Consolidated EBITDA of the Borrower for the last four fiscal quarters (taken as one accounting period) most recently ended prior to the delivery of (and as set forth in) the Debt Incurrence Eligibility Certificate most recently delivered pursuant to Section 6.04(viii) is greater than or equal to $13,000,000 but less than $16,500,000, (ii) $15,000,000, if the
Reported Consolidated EBITDA of the Borrower for the last four fiscal quarters (taken as one accounting period) most recently ended prior to the delivery of (and as set forth in) the Debt Incurrence Eligibility Certificate most recently delivered pursuant to Section 6.04(viii) is greater than or equal to $16,500,000 but less than $20,000,000, (iii) $20,000,000, if the Reported Consolidated EBITDA of the Borrower for the last four fiscal quarters (taken as one accounting period) most recently ended prior to the delivery of (and as set forth in) the Debt Incurrence Eligibility Certificate most recently delivered pursuant to Section 6.04(viii) is greater than or equal to $20,000,000 but less than $27,000,000, (iv) $30,000,000, if the Reported Consolidated EBITDA of the Borrower for the last four fiscal quarters (taken as one accounting period) most recently ended prior to the delivery of (and as set forth in) the Debt Incurrence Eligibility Certificate most recently delivered pursuant to Section 6.04(viii) is greater than or equal to $27,000,000 but less than $34,000,000 and
(v) $40,000,000, if the Reported Consolidated EBITDA of the Borrower for the last four fiscal quarters (taken as one accounting period) most recently ended prior to the delivery of (and as set forth in) the Debt Incurrence Eligibility Certificate most recently delivered pursuant to Section 6.04(viii) is greater than or equal to $34,000,000.

          "Bank" shall mean, collectively, First Union and any other institution which becomes a "Lender" under the Credit Agreement pursuant to the terms thereof after the Funding Date.

          "Bankruptcy Code" shall have the meaning provided in Section 7.05.

          "Bankruptcy Event" shall have the meaning provided in Section 9.02.

          "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrower  Common  Stock"  shall have the meaning  provided in Section
4.13.

          "Borrower Preferred Stock" shall have the meaning provided in Section 4.13

          "Borrowing" shall mean the borrowing of Loans from all the Lenders having Commitments on a pro rata basis on the Funding Date.

          "Business Day" shall mean any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

          "Calculation Date" shall mean the date of the respective Permitted Acquisition, incurrence, assumption or issuance of Indebtedness or other event, as the case may be, which gives rise to the requirement to calculate compliance with the financial covenants under this Agreement on a Pro Forma Basis.

          "Calculation Period" shall mean the period of four consecutive fiscal quarters (taken as one accounting period) most recently ended prior to a given Calculation Date.

          "Capital Expenditures" shall have the meaning set forth in Section 6.10(a).

          "Capitalized Lease," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with generally accepted accounting principles, is accounted for as a capital lease on the balance sheet of that Person.

          "Capitalized Lease Obligations" of any Person shall mean all rental obligations under Capitalized Leases, in each case taken at the amount thereof accounted for as Indebtedness in accordance with generally accepted accounting principles.

          "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank organized under the laws of the United States, any State thereof or the District of Columbia having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, or the District of Columbia having, capital, surplus and undivided profits aggregating in excess of $200,000,000 and having a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Corporation ("S&P") or "A2" or the equivalent thereof from Moody's Investors Service, Inc. ("Moody's"), with maturities of not more than twelve months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 7 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States and/or tax exempt securities issued by any agency or instrumentality of any state of the United States or subdivision thereof, in each case rated at least A-2 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than 12 months after the date of acquisition by such Person,
(v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above and (vi) as to any Foreign Subsidiary, securities available in the applicable foreign country where such Foreign Subsidiary operates and which are reasonably equivalent as to credit quality and principal risk as the securities of the types described in clauses (i) through (v) above.

          "CERCLA"  shall  mean  the   Comprehensive   Environmental   Response,
Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Section 9601 et seq.

          "Change in Control" shall mean, at any time and for any reason whatsoever (a) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, other than Management Investors) shall become the "beneficial owner" (as defined in Rules 13d and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has a right to acquire, whether such right is exercisable immediately or only after the passage of time) of 30% or more of any outstanding class of capital stock of the Borrower having ordinary voting power in the election of directors of the Borrower, or (b) the Board of Directors of the Borrower shall cease to consist of a majority of Continuing Directors.

          "Change in Law" shall have the meaning provided in Section 7.06.

          "Claims" shall have the meaning provided in the definition of "Environmental Claims."

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

          "Collective Bargaining Agreements" shall have the meaning set forth in
Section 3.14(iii).

          "Commitment' shall mean, for each Lender, the loan commitment set forth opposite such Lender's name in Schedule I hereto.

          "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income before any deduction for interest income, Consolidated Interest Expense and provision for taxes and without giving effect to any net extraordinary gains or losses or gains or losses from sales of assets (other than inventory sold in the ordinary course of business).

          "Consolidated EBITDA" for any period shall mean Consolidated EBIT, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated Net Income for such period; provided that for purposes of any determination of compliance with Sections 6.07 and 6.08, all calculations of Consolidated EBITDA shall be made on a Pro Forma Basis.

          "Consolidated Indebtedness" shall mean, at any time, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis (excluding all Indebtedness of the type described in clause (vii) of the definition thereof, except to the extent amounts are owing with respect thereto upon the termination of the respective agreement constituting such Indebtedness); provided that Indebtedness evidenced by Permitted Earn-out Debt shall not be included in any determination of Consolidated Indebtedness except to the extent that such Permitted Earn-out Debt would appear on the balance sheet of the Borrower or its Subsidiaries under generally accepted accounting principles.

          "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) payable during such period in respect of all Indebtedness of the Borrower and its Subsidiaries, on a consolidated basis, for such period (including, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period but excluding Indebtedness constituting Permitted Earn-Out Debt that would not appear on the balance sheet of the Borrower or its Subsidiaries under generally accepted accounting principles).

          "Consolidated Net Income" shall mean, for any period, net income of the Borrower and its Subsidiaries for such period determined on a consolidated basis (after provision for taxes); provided, however, the net income of any Subsidiary of the Borrower, which is not a Wholly-Owned Subsidiary and for which the investment of the Borrower therein is accounted for by the equity method of accounting, shall have its net income included in the Consolidated Net Income of the Borrower and its Subsidiaries only to the extent of the amount of cash dividends or distributions paid by such Subsidiary to the Borrower.

          "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Continuing Directors" shall mean the directors of the Borrower on the Funding Date and each other director of the Borrower, if such director's nomination for the election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors.

          "Credit Agreement" shall mean the Loan and Security Agreement, dated as of July 14, 1997, among the Borrower, certain of its Subsidiaries and the Bank, as amended prior to the Funding Date (including by the Modification Agreement) and as such agreement may, subject to Section 6.17, be further amended, restated, extended, replaced, supplemented, restructured or otherwise modified or refinanced pursuant to a Permitted Refinancing from time to time (in whole or in part without limitation (except as provided in this Agreement) as to terms, extensions of maturities, increasing the amount of borrowings or other conditions or covenants), including all related notes, collateral documents, guarantees, Interest Rate Contracts, instruments and agreements entered into in connection therewith, as the same may be amended, modified, supplemented, restated, restructured, replaced or refinanced pursuant to a Permitted Refinancing from time to time.

          "Credit Documents" shall mean the "Loan Documents", as defined in the Credit Agreement (as in effect on the date hereof).

          "Credit Party" shall mean the Borrower and each of its Subsidiaries party to any Credit Document.

          "Cumulative Consolidated Net Income" shall mean, at any time of determination thereof, Consolidated Net Income for the period (taken as one accounting period) commencing October 1, 1998 and ending on the last day of the last fiscal quarter of the Borrower then ended.

          "Debt  Agreements"  shall  have  the  meaning  set  forth  in  Section
3.14(iv).

          "Debt Incurrence Eligibility Certificate" shall have the meaning provided in Section 6.04(vii).

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Dividend", with respect to any Person, shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders or authorized or made any other distribution, payment or delivery of property (other than capital stock of such Person) or cash to its stockholders in their capacity as stockholders, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any Subsidiary of such Person to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Person outstanding on or after the Funding Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all cash payments made or required to be made by such Person with respect to any stock appreciation rights, equity incentive plans or any similar plans or setting aside of any funds for the foregoing purposes.

          "Documents" shall mean the Loan Documents and the Credit Documents.

          "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

          "Domestic Subsidiaries" shall mean each Subsidiary of the Borrower incorporated or organized in the United States or any State or territory thereof.

          "Effective Date" shall have the meaning provided in Section 10.10.

          "Eligible Transferee" shall mean and include a commercial bank, financial institution, other "accredited investor" (as defined in Regulation D of the Securities Act), other than an individual, that is not a competitor of the Borrower or any of its Subsidiaries, or a "qualified institutional buyer" as defined in Rule 144A of the Securities Act.

          "Employee Benefit Plans" shall have the meaning set forth in Section 3.14(i).

          "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any violation of, or liability under, any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Law" shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 7401 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; and any applicable state and local or foreign counterparts or equivalents.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which, together with the Borrower or any Subsidiary of the Borrower, would be deemed to be a "single employer" (i) within the meaning of Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

          "Event of Default" shall have the meaning provided in Section 7.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect on the Effective Date.

          "Exeter Entity" shall mean each of Exeter Venture Lenders L.P. and Exeter Capital Partners IV, L.P. and any Affiliate that is a successor thereto.

          "Existing  Indebtedness"  shall have the  meaning  provided in Section
4.21.

          "Expiration Date" shall mean January 31, 1999.

          "First Union" shall mean First Union Commercial Corporation or any successor thereto by merger or consolidation.

          "Fixed Charge  Coverage  Ratio" for any period shall mean the ratio of
(x) the remainder of (i) Consolidated EBITDA less (ii) the amount of all cash Capital Expenditures made by the Borrower or any of its Subsidiaries for such period less (iii) taxes paid by the Borrower and its Subsidiaries for such period less (iv) Dividends paid by the Borrower during such period to (y) Fixed Charges for such period.

          "Fixed Charges" for any period shall mean the sum of (i) Consolidated Interest Expense for such period and (ii) the aggregate principal amount of all scheduled payments of Indebtedness (including the principal portion of rentals under Capitalized Lease Obligations but excluding (x) repayment of revolving loans not accompanied by a permanent reduction to the commitment relating thereto and (y) Indebtedness constituting Permitted Earn-Out Debt that would not appear on the balance sheet of the Borrower or its Subsidiaries under generally accepted accounting principles) required to be made during such period.

          "Foreign Subsidiaries" shall mean each Subsidiary of the Borrower other than a Domestic Subsidiary.

          "Funding Date" shall mean the one and only day on which Loans are made.

          "Hazardous Materials" means (a) petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain, dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar meaning and regulatory effect, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated under applicable Environmental Laws.

          "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal and interest) of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, any contingent consideration (including Permitted-Earnout
Debt) or seller paper which may be payable or issuable in connection with acquisitions by the Borrower or any of its Subsidiaries) other than trade payables and accrued expenses arising in the ordinary course of business in accordance with customary trade terms, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clauses (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (iv) all Capitalized Lease Obligations of such Person, (v) all Contingent Obligations of such Person,
(vi) mandatory obligations of such Person to redeem or purchase Stock or purchase or repay Indebtedness and (vii) any Financial Undertaking (as such term is defined in the Credit Agreement (as in effect on the date hereof)) of such Person.

          "Indemnified  Matters"  shall  have the  meaning  provided  in Section
10.01.

          "Indemnitees" shall have the meaning provided in Section 10.01.

          "Information Systems and Equipment" shall mean all computer hardware, firmware and software, as well as other information processing systems, or any equipment continuing embedded microchips, whether directly owned, licensed, leased, operated or otherwise controlled by the Borrower or any of its Subsidiaries, including through third-party service providers, and which, in whole or in part, are used, operated, relied upon, or integral to, the Borrower's or any of its Subsidiaries' conduct of their business.

          "Intellectual  Property"  shall have the  meaning  provided in Section
4.20.

          "Interest Rate Contract" shall mean interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate insurance, and other agreements or arrangements designed to provide protection against fluctuations in interest rates, each as in effect on the date hereof.

          "Leasehold Properties" of any Person means all right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

          "Lender" shall have the meaning provided in the first paragraph of this Agreement.

          "Lien" shall mean any  mortgage,  pledge,  hypothecation,  assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

          "Loan" has the meaning specified in Section 1.01.

          "Loan Documents" shall mean, collectively, this Agreement, each Note, each Subordinated Guaranty and the Warrant Documents.

          "Loan  Party"  means  each  of  the  Borrower  and  each  Subordinated
Guarantor.

          "Management Investors" shall mean senior management of the Borrower on the Effective Date.

          "Margin Stock" shall have the meaning provided in Regulation U.

          "Maturity Date" shall mean January 29, 2006.

          "Minimum Consolidated Net Worth" shall mean, as at any date of determination, an amount equal to the sum of (i) 70% of the Shareholders' Equity as at September 30, 1998 plus (ii) 50% of Cumulative Consolidated Net Income at such date plus (iii) the aggregate cash proceeds (net of underwriting discounts and commissions) received by the Borrower after the Effective Date from issuances of equity of the Borrower less (iv) any dividends on the capital stock of the Borrower theretofore declared but not yet paid, but only to the extent not already deducted when determining the amount specified in clause (i) above.

          "Modification Agreement" shall mean the Modification Agreement, dated as of January 29, 1999, among the Borrower, certain of its Subsidiaries and the Bank, as in effect on the Funding Date.

          "Moody's" shall have the meaning provided in the definition of "Cash Equivalents."

          "Net Sale Proceeds" shall mean for any sale or other disposition of assets including capital stock and securities, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale, net of (x) reasonable transaction costs (including, without limitation, attorneys' fees), (y) the amount of such gross cash proceeds required to be used to permanently repay any Indebtedness which is secured by the respective assets which were sold, and (z) the estimated marginal increase in income taxes and any stamp tax which will be payable by the Borrower's consolidated group as a result of such sale.

          "Non-Payment  Blockage  Notice"  shall have the  meaning  provided  in
Section 9.03.

          "Non-Payment  Blockage  Period"  shall have the  meaning  provided  in
Section 9.03.

          "Non-Payment Default" shall have the meaning provided in Section 9.03.

          "Note" shall have the meaning provided in Section 1.04(a).

          "Notice of Borrowing" shall have the meaning provided in Section 1.02. "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to any Lender pursuant to the terms of this Agreement or any other Loan Document, including without limitation, all principal, interest, premium, penalties, fees, expenses, indemnification, reimbursements, damages and any other liabilities, together with and including any amounts received upon the exercise of rights of recision or other rights of action (including claims for damages) or otherwise.

          "Observer" shall have the meaning provided in Section 5.12.

          "Payment Default" shall have the meaning provided in Section 9.03.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

          "PCF" shall mean Paribas Capital Funding LLC, a Delaware limited liability company.

          "Permitted Acquisition" shall mean the acquisition by the Borrower or any of its Wholly-Owned Subsidiaries of assets constituting all or substantially all of a business, business unit, division or product line of any Person not already a Subsidiary of the Borrower or 100% of the capital stock of any such Person, although any such acquisition shall only be a Permitted Acquisition so long as (A) the consideration therefor consists solely of the proceeds of cash, Permitted Equity Issuances, Permitted Seller Notes, Permitted Earn-Out Debt and the assumption of Capitalized Lease Obligations and other Indebtedness to the extent permitted under Section 6.04; (B) the assets acquired, or the business of the Person whose stock is acquired, shall be in a Permitted Business; (C) those acquisitions that are structured as asset acquisitions shall be consummated by the Borrower or through a new Wholly-Owned Subsidiary formed by the Borrower to effect such acquisition; and (D) those acquisitions that are structured as stock acquisitions shall be effected through a purchase of 100% of the capital stock of such Person by the Borrower or through a merger between such Person and a newly-formed direct Wholly-Owned Subsidiary of the Borrower or through a merger of such Person and the Borrower, as the case may be, so that after giving effect to such merger 100% of the capital stock of the surviving corporation of such merger is owned by the Borrower or such Person has merged with and into the Borrower, with the Borrower as the surviving corporation of such merger, as the case may be. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition shall be a Permitted Acquisition only if all requirements of Section 5.13 with respect to Permitted Acquisitions are met with respect thereto.

          "Permitted  Acquisition  Notice"  shall have the  meaning  provided in
Section 5.13(a)(ii).

          "Permitted Acquisition Purchase Price" shall have the meaning provided in Section 5.13(a)(x).

          "Permitted Borrower Options" shall mean options to purchase Borrower Common Stock issued by the Borrower to a seller as consideration in connection with a Permitted Acquisition.

          "Permitted Borrower Warrants" shall mean warrants to purchase Borrower Common Stock issued by the Borrower as consideration to a seller in connection with a Permitted Acquisition.

          "Permitted Business" shall mean a line of business in which the Borrower and each of the Subsidiaries of the Borrower are engaged on the Funding Date after giving effect to the Transaction, and reasonably related extensions thereof.

          "Permitted Earn-Out Debt" shall mean Indebtedness of the Borrower incurred in connection with a Permitted Acquisition and in accordance with
Section 5.13, which Indebtedness is not secured by any assets of the Borrower or any of its Subsidiaries (including, without limitation, the assets so acquired) and is only payable by the Borrower upon the passage of time (e.g., non-compete payments) or in the event certain future performance goals are achieved with respect to the assets acquired; provided that such Indebtedness shall only constitute Permitted Earn-Out Debt to the extent the terms of such Indebtedness expressly limit the maximum potential liability of the Borrower with respect to and all such other terms shall be in form and substance reasonably satisfactory to the Required Lenders.

          "Permitted Equity Issuances" shall mean issuances of Borrower Common Stock, Permitted Borrower Warrants and Permitted Borrower Options by the Borrower as consideration in Permitted Acquisitions to the extent permitted pursuant to Section 5.13.

          "Permitted Liens" shall have the meaning provided in Section 6.01.

          "Permitted Refinancing" means any refinancing of Senior Debt which refinancing does not result in the final maturity date of the Senior Debt occurring prior to November 15, 2001.

          "Permitted Seller Notes" shall mean notes issued by the Borrower to sellers of stock or assets in a Permitted Acquisition and issued in accordance with Section 5.13, which notes shall be subordinated, unsecured and unguaranteed, and shall be substantially in the form of Exhibit G hereto or otherwise be in form and substance reasonably satisfactory to the Required Lenders.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" shall mean any pension plan, as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower, a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

          "Pro Forma Basis" shall mean, with respect to any Permitted Acquisition, the calculation of the consolidated results of the Borrower and its Subsidiaries otherwise determined in accordance with this Agreement as if the respective Permitted Acquisition (and all other Permitted Acquisitions consummated during the respective Calculation Period or thereafter and prior to the Calculation Date) had been effected on the first day of the respective Calculation Period, with the following rules to apply in connection therewith:

          (i) with respect to calculations of Consolidated Indebtedness, if any Indebtedness (other than Permitted Earn-Out Debt that would not appear on the balance sheet of the Borrower or its Subsidiaries under generally accepted accounting principles) is assumed, incurred or issued pursuant to the respective Permitted Acquisition (or was assumed, incurred or issued in connection with any other Permitted Acquisition which occurred during the relevant Calculation Period or thereafter and on or prior to the Calculation Date), then all such Indebtedness shall be deemed to have been outstanding from the first day of the respective Calculation Period and all Indebtedness (other than Permitted Earn-Out Debt that would not appear on the balance sheet of the Borrower or its Subsidiaries under generally accepted accounting principles) that was outstanding during the Calculation Period or thereafter and prior to the Calculation Date but not outstanding on the Calculation Date shall be deemed to have been retired or repaid in full on the first day of the Calculation Period; and

          (ii) with respect to all calculations of Consolidated EBITDA (and the other components of the definition of Consolidated EBITDA included therein), such calculations shall (I) include only the Consolidated EBITDA of the Borrower and its Subsidiaries (and the other components of the definition of Consolidated EBITDA included therein) during the relevant Calculation Period and shall not include any Consolidated EBITDA (or other components) of the Person or business, division or product line being acquired pursuant to the Permitted Acquisition unless (x) such Consolidated EBITDA of the Person or business, division or product line being acquired has been audited for the entire Calculation Period by any Qualified
     Accounting  Firm,  (y) in the  case  of  calculations  based  on  unaudited
     financial   statements  or  audited  financial  statements  audited  by  an accounting firm other than a Qualified Accounting Firm, the Required Lenders shall be reasonably satisfied with the calculations of Consolidated EBITDA of such Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition or (z) the calculations are being used in connection with a Permitted Acquisition being effected in accordance with the proviso at the end of Section 5.13(a) and (II) to the extent Consolidated EBITDA of the Person or business, division or product line being acquired is permitted to be included in any calculation of Consolidated EBITDA pursuant to clause (I) above, take into account increases to Consolidated EBITDA which may arise from elimination of excess owners compensation or elimination of any other costs and expenses of the entity being acquired not expected to be incurred following the date of such Permitted Acquisition to the extent such increases are acceptable to the Required Lenders in their reasonable discretion but no other adjustments for possible future savings that may result from such Permitted Acquisition; provided, however, such increases shall not be required to be acceptable to the Required Lenders in the case of calculations being used in connection with a Permitted Acquisition being effected in accordance with the proviso at the end of Section 5.13(a).

          "Projections" shall have the meaning provided in Section 3.11(b).

          "Qualified Accounting Firm" shall have the meaning provided in Section 5.13(a)(vi).

          "Qualified Public Equity Offering" shall mean any sale or issuance by the Borrower of Borrower Common Stock generating gross proceeds of at least $25,000,000 pursuant to a registered public offering under the Securities Act.

          "Quarterly Payment Date" shall mean the first Business Day of each March, June, September and December of each calendar year.

          "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Section 6901 et seq.

          "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leasehold Properties.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, among the Borrower and the investors named therein, in substantially the form of Exhibit J hereto, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms thereof.

          "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Related Fund" shall mean, with respect to any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Release" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

          "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

          "Reported Consolidated EBITDA" shall mean Consolidated EBITDA but without giving effect to the proviso contained in the definition thereof.

          "Required Lenders" shall mean, at any time, Lenders the sum of whose then outstanding Loans represents at least a majority of all then outstanding Loans.

          "Returns" shall have the meaning provided in Section 4.09.

          "S&P" shall have the meaning provided in the definition of "Cash Equivalents."

          "SEC" shall have the meaning provided in Section 5.01(h).

          "Section  2.04(b)(ii)  Certificate" shall have the meaning provided in
Section 2.04(b)(ii).

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Senior Debt" shall mean all payment and performance obligations now or hereafter incurred pursuant to and in accordance with the terms of the Credit Agreement and the other Credit Documents (including without limitation all principal, interest (including, without limitation, any post-petition interest on such obligations at the rate set forth in the Credit Agreement, accruing whether or not granted or permitted in connection with an event of the type referred to in Section 7.05 hereof), premium, penalties, fees, expenses, indemnification, reimbursements, damages and other liabilities payable under the Credit Agreement and the other Credit Documents) and any Interest Rate Contract; provided, that in no event shall the principal amount of Senior Debt (exclusive of interest rate protection obligations) exceed $25,000,000 plus any additional amounts permitted to be incurred pursuant to Section 6.04(viii) and (ix) less
(x) the amount of any permanent reduction of commitments thereunder, (y) any repayment of loans thereunder (other than loans which can be reborrowed) and (z) any other repayment accompanied by a permanent reduction of commitments thereunder (other than any repayments and/or permanent reductions of commitments under Senior Debt in connection with a refinancing of such Senior Debt which does not result in an increase in the aggregate outstanding principal amount of loans and the aggregate available commitments thereunder from those amounts outstanding and/or available immediately prior to such refinancing, except to the extent any such increase is attributable to an incurrence of additional Indebtedness permitted pursuant to Sections 6.04(viii) and/or (ix)). Senior Debt outstanding under the Credit Agreement shall continue to constitute Senior Debt for all purposes hereof, notwithstanding that such Senior Debt or any claim in respect thereof may be disallowed, avoided or subordinated pursuant to any insolvency law, the Bankruptcy Code or any similar federal or state law for the relief of debtors or other applicable insolvency law or equitable principles as a claim for unmatured interest.

          "Senior Indebtedness" shall mean collectively, with respect to the Borrower and its Subsidiaries, (a) the Senior Debt and (b) any additional Indebtedness of the Borrower and its Subsidiaries for borrowed money which is either secured or not subordinated to the payment of the Obligations, to the extent such additional Indebtedness is permitted to be incurred pursuant to
Section 6.04(viii) or (ix), which additional Indebtedness may be (and in the case of any incurrence pursuant to Section 6.04(ix), shall be) incurred pursuant to the Credit Agreement. Senior Indebtedness outstanding under the Credit Agreement shall continue to constitute Senior Indebtedness for all purposes hereof, notwithstanding that such Senior Indebtedness or any claim in respect thereof may be disallowed, avoided or subordinated pursuant to any insolvency law, the Bankruptcy Code or any similar federal or state law for relief of debtors or other applicable insolvency law or equitable principles as a claim for unmatured interest.

          "Shareholders' Agreements" shall have the meaning set forth in Section 3.14(ii).

          "Shareholders' Equity" shall mean, as at any date of determination, an amount equal to the "stockholders' equity" of the Borrower, determined in accordance with generally accepted accounting principles, as reflected on the consolidated balance sheet of the Borrower.

          "Subordinated Guarantor" shall mean each Domestic Subsidiary and each other Subsidiary which has entered into the Subordinated Guaranty in accordance with this Agreement.

          "Subordinated  Guaranty"  shall have the  meaning  provided in Section
3.05 and, in any event, shall mean and include any similar guaranty entered into pursuant to Section 5.13, as the same may be amended, modified or supplemented from time to time.

          "Subordinated Obligations" shall have the meaning set forth in Section 9.01.

          "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

          "Tax Sharing Agreements" shall have the meaning set forth in Section 3.14(v).

          "Taxes" shall have the meaning provided in Section 2.04(a).

          "Total Commitment" means the aggregate Commitments of the Lenders.

          "Transaction" shall mean collectively, (i) the execution and delivery of the Loan Documents and the incurrence of Loans hereunder on the Funding Date,
(ii) the execution and delivery of the Modification Agreement on the Funding Date and (iii) the payment of the Transaction Fees and Expenses in connection therewith.

          "Transaction Fees and Expenses" shall mean all fees and expenses incurred in connection with and arising out of the Transaction and the transactions contemplated thereby and hereby; provided, however, that the aggregate amount of such fees and expenses shall be approximately $1,000,000.

          "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

          "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of
Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

          "United States" and "U.S." shall each mean the United States of America.

          "Warrant" shall mean, collectively, one or more warrants issued to a Lender or its assignees in connection with this Agreement, substantially in the form of Exhibit H hereto.

          "Warrant Agreement" shall mean the Warrant Agreement, dated as of the date hereof, between the Borrower and the Lenders, in substantially the form of
Exhibit I hereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

          "Warrant Documents" mean the Warrant, the Warrant Agreement and the Registration Rights Agreement.

          "Wholly-Owned Domestic Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person that is a Domestic Subsidiary.

          "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

          "Year 2000 Compliant" shall mean that all material Information Systems and Equipment accurately process date data (including, but not limited to, calculating, comparing and sequencing), before, during and after the year 2000, as well as same and multi-century dates, or between the years 1999 and 2000, taking into account all leap years, including the fact that the year 2000 is a leap year, and further, that when used in combination with, or interfacing with, other Information Systems and Equipment, shall accurately accept, release and exchange date data, and shall in all material respects continue to function in the same manner as it performs today and shall not otherwise impair in any material respect the accuracy or functionality of Information Systems and Equipment.

          SECTION 9. Subordination.

          9.01 Obligations Subordinate to Senior Indebtedness. The Borrower covenants and agrees, and each Lender and each other holder of any Note, if any, likewise covenants and agrees, that, (a) to the extent and in the manner hereinafter set forth in this Section 9, the payment of the Obligations, including pursuant to any amendment, modification, restatement or renewal thereof (the "Subordinated Obligations"), is hereby expressly made subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness and (b) the terms and conditions of such subordination is for the benefit of the holders of the Senior Indebtedness and each such holder may enforce such subordination.

          9.02 Payment Over of Proceeds Upon Dissolution. In the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Borrower or to its assets, or (ii) any liquidation, dissolution or other winding up of the Borrower, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Borrower (collectively, "Bankruptcy Events"), then and in any such event:

          (a) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness (including interest after the commencement of a Bankruptcy Event at the rate specified in the Senior Indebtedness, whether or not allowed), before any Lender is entitled to receive any direct or indirect payment or distribution on account of Subordinated Obligations including, without limitation, by exercise of set-off and any payment which may be payable or deliverable by reason of any other Indebtedness being subordinated in right of payment to the Subordinated Obligations;

          (b) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities (including, without limitation, securities of the Borrower or any successor), by set-off or otherwise, to which any Lender would be entitled on account of the Subordinated Obligations but for the provisions of this Section 9 or 2.02, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Borrower being subordinated to the payment of Subordinated Obligations (except for any such payment or distribution (1) authorized by an unstayed, final, nonappealable order or decree stating that effect is being given to the subordination of such Subordinated Obligations to the Senior Indebtedness, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or (2) of securities which, if debt securities, are subordinated to at least the same extent as the Subordinated Obligations are to (A) such Senior Indebtedness or (B) any securities issued in exchange for Senior Indebtedness; provided, however, that (x) the final maturity of such securities shall not be earlier than one year following the maturity date of the last to mature of the Senior Indebtedness (including any securities issued in exchange therefor) at the time outstanding and the scheduled amortization thereof shall not be more favorable (as to amount or time of payment) than the scheduled amortization of the principal amount of the Subordinated Obligations, (y) such securities shall contain covenants which are no more restrictive than the covenants contained herein and shall not contain greater defaults than as are contained herein, and (z) such securities shall bear interest at a rate per annum less than or equal to 14% per annum computed on the same basis as described herein) shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of all Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all such Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing provisions of this Section 9, any Lender shall have received any such payment or distribution of assets of the Borrower of any kind or character on account of the Subordinated Obligations, whether, property or securities (including, without limitation, securities of the Borrower or any successor thereto), including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Borrower being subordinated to the payment of the Subordinated Obligations (but excluding any payment of the character described in the parenthetical clause in the foregoing paragraph (b)) before all Senior Indebtedness is paid in full, then and in such event such payment or distribution shall be paid over or delivered, in accordance with Section 9.10 hereof, forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Borrower for application to the payment of all such Senior Indebtedness remaining unpaid, to the extent necessary to pay such Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

          If, notwithstanding the provisions of this Agreement, there shall occur any consolidation of the Borrower with, or any merger of the Borrower into, another corporation or the liquidation or dissolution of the Borrower following any conveyance, transfer or lease of its properties and assets substantially as an entirety to another corporation, such consolidation, merger or liquidation shall not be deemed a Bankruptcy Event; provided, that no other Bankruptcy Event shall have occurred and be continuing at the time of such consolidation, merger or liquidation. The Bank is hereby authorized to file an appropriate claim on behalf of the Lenders if the Lenders do not file such claim or there is not filed on behalf of the Lenders a proper proof of claim in the form required in any Bankruptcy Event prior to thirty (30) days before the expiration of the time to file such claim or claims.

          9.03 No Payment in Certain Circumstances. In the event that (i) the Borrower shall fail to pay when due (after giving effect to any applicable grace periods), upon acceleration or otherwise, any amount or obligation with respect to Senior Indebtedness under the Credit Agreement (a "Payment Default") which Payment Default shall not have been cured or waived in writing, or (ii) an event of default (other than a Payment Default) under the Credit Agreement shall occur and be continuing, which shall not have been cured or waived in writing (a "Non-Payment Default"), and the Borrower and each Lender receive written notice of such Non-Payment Default from either the Bank or the holders of at least a majority in aggregate principal amount of the Senior Indebtedness under the Credit Agreement at the time outstanding (a "Non-Payment Blockage Notice"), then no payment on account of the Subordinated Obligations shall be made by the Borrower or otherwise on account of the Subordinated Obligations (x) in the case of any Payment Default, unless and until such Senior Indebtedness shall have been paid in full or until such Payment Default shall have been cured or waived in writing, or (y) in the case of any Non-Payment Default, from the date on which the Borrower and each Lender receive such Non-Payment Blockage Notice until the earlier of (1) 179 days after such date and (2) the date, if any, on which the Senior Indebtedness under the Credit Agreement is paid in full or such Non-Payment Default is waived by the holders of such Senior Indebtedness under the Credit Agreement or otherwise cured (a "Non-Payment Blockage Period"); provided, that (x) only one Non-Payment Blockage Notice may be given in any 360-day period, (y) no Non-Payment Default or event which, with the giving of notice and/or lapse of time, would become a Non-Payment Default which, in either case, existed or was continuing on the date of the commencement of any Non-Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Non-Payment Blockage Period unless such Non-Payment Default or event, as the case may be, shall in the interim have been cured or waived in writing for period of not less than 90 consecutive days and (z) there must be a 181 consecutive day period in any 360 consecutive day period during which no Non-Payment Blockage Period is in effect.

          In the event that, notwithstanding the foregoing, any Lender shall have received any payment or distribution on account of the Subordinated Obligations contrary to the foregoing provisions of this Section 9.03, then and in such event such payment shall be paid over and delivered forthwith to the holders (or their agent or trustee) of the relevant Senior Indebtedness in accordance with Section 9.10 hereof. The provisions of this Section 9.03 shall not apply to any payment with respect to which Section 9.02 would be applicable.

          9.04 Acceleration Rights; Remedies. If an Event of Default, other than an Event of Default under Section 7.05, shall exist at any time that any Senior Indebtedness under the Credit Agreement shall be outstanding or there shall exist any obligation of the Bank to make any loan or advance thereunder, no Lender nor any other holder of the Notes shall take any action, judicial or otherwise, to accelerate or collect payment on the Subordinated Obligations or to pursue any other remedy with respect to the Subordinated Obligations (including, without limitation, commencing or joining with any other creditor of the Borrower in commencing any proceeding in bankruptcy) prior to the earlier of

(i) the expiration of 30 calendar days immediately following the receipt by the Bank of notice of the occurrence of such Event of Default from the Required Lenders or from the holder or holders entitled to accelerate payments on the Subordinated Obligations or (ii) acceleration of the Senior Indebtedness under the Credit Agreement, but such action may only be taken if at the end of such period such Event of Default has not been cured or waived; provided, that any amount received by any of the Lenders as a result of any acceleration permitted above prior to payment in full in cash of the Senior Indebtedness under the Credit Agreement shall be paid to the Bank in accordance with the provisions of this Section 9.

          9.05 Payment Otherwise Permitted. Nothing contained in this Section 9 or elsewhere in this Agreement or in the Notes shall prevent the Borrower, at any time except as set forth in Section 2.02 or 9.02 or under the conditions described in Section 9.03, from making payments at any time of principal of and interest on the Loans or any other amount payable by the Borrower under the Notes or this Agreement. Notwithstanding the provisions of this Section 9, no Lender shall be charged with knowledge of the existence of any facts, including of the occurrence of a Payment Default, which would prohibit the making of any payment or distribution by the Borrower or of any other payment on account of the Subordinated Obligations or the receipt or retention thereof by any Lender, or the taking of any action by any Lender of the type referred to in Section 9.04, unless such Lender shall have received at least two Business Day's prior written notice of such facts.

          9.06 Subrogation to Rights of Holders of Senior Indebtedness. Subject to, and solely effective following, the final payment in full of all Senior Indebtedness, the Lenders shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to such Senior Indebtedness to the extent of the payments or distributions made to the Bank, or otherwise applied to payment of, the Senior Indebtedness pursuant to the provisions of this Section 9 until the principal of and interest on the Loans and the Notes shall be paid in full in cash. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Lenders would be entitled except for the provisions of this Section 9, and no payments over pursuant to the provisions of this Section 9 to the holders of Senior Indebtedness by the Lenders shall, as among the Borrower, its creditors (other than holders of Senior Indebtedness) and the Lenders, be deemed to be a payment or distribution by the Borrower to or on account of the Senior Indebtedness.

          9.07 Provisions Solely to Define Relative Rights. The provisions of this Section 9 and Section 2.02 are and are intended solely for the purpose of defining the relative rights of the holders of the Notes on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this
Section 9 or elsewhere in this Agreement or in the Notes is intended to or shall
(i) impair, as among the Borrower, its creditors (other than holders of Senior Indebtedness) and the Lenders, the obligation of the Borrower, which is absolute and unconditional, to pay to the Lenders the principal of, and premium and interest on, and any other amount payable by the Borrower under, the Loans, the Notes or this Agreement as and when the same shall become due and payable in accordance with its terms; or (ii) affect the relative rights against the Borrower of the Lenders and its creditors (other than the holders of Senior Indebtedness); or (iii) prevent the Lenders from accelerating the Loans and exercising all other remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Section 9 of the holders of Senior Indebtedness (x) upon the occurrence of a Bankruptcy Event, to receive, pursuant to and in accordance with Section 9.02, cash, property and securities otherwise payable or deliverable to the Lenders, (y) under the conditions specified in Section 9.03, to prevent any payment prohibited by such Section or (z) under Section 9.04.

          9.08 No Waiver of Subordination Provisions; Amendment. No right of any present or future holder of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Borrower with the terms, provisions, and covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with. Without in any way limiting the generality of the foregoing, the holders of Senior Indebtedness may at any time and from time to time, without the consent of or notice to the Lenders or any other holder of the Notes, without incurring responsibility to the Lenders or such holders and without impairing or releasing the subordination provided in this Section 9 or the obligations hereunder of the Lenders and such holders to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; (iv) exercise or refrain from exercising any rights against the Borrower and any other Person or any security therefor; and (v) take or refrain from taking any other action whether similar or dissimilar to the foregoing.

          9.09 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Borrower or any other payment on account of the Subordinated Obligations referred to in this Section 9, the Lenders shall be entitled to rely upon any unstayed, final, nonappealable order or decree entered by any court of competent jurisdiction in which a Bankruptcy Event is pending, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness of the Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 9.

          9.10 Turnover; Miscellaneous Subordination Provisions. (a) If a payment or distribution is made to any holder of Subordinated Obligations that because of this Section 9 or Section 2.02 should not have been made to it, such holder shall segregate such payment or distribution from its other funds and property and hold it in trust for the benefit of, and, upon written request, pay it over (in the same form as received, with any necessary endorsement) to, the holders of Senior Indebtedness as their interests may appear, or the Bank or other agent or representative or the trustee under the Credit Agreement, indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been incurred or issued, as their respective interests may appear, for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for the payment or prepayment of, all obligations with respect to Senior Indebtedness remaining unpaid to the extent necessary to pay such obligations in full in accordance with their terms, after giving effect to an concurrent payment or distribution to or for the holders of Senior Indebtedness.

          (b) A distribution may consist of cash, securities or other property, by set-off or otherwise, and a payment or distribution on account of any obligations with respect to the holders of Subordinated Obligations shall include any redemption, purchase or other acquisition of the Subordinated Obligations.

          (c) For the purpose of this Section 9 and Section 2.02, all Senior Indebtedness now or hereafter existing shall not be deemed to have been paid in full unless the holders or owners thereof shall have received payment in full in cash.

          (d) The agreements contained in this Section 9 and Section 2.02 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness upon any Bankruptcy Event of the Borrower, all as though such payment had not been made.

          (e) All rights and interests under this Agreement of the holders of Senior Indebtedness, and all agreements and obligations of the holders of Subordinated Obligations and the Borrower under this Section 9 and Section 2.02, shall remain in full force and effect irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any promissory notes evidencing the Indebtedness thereunder, or any other agreement or instrument relating thereto or to any other Senior Indebtedness, including, without limitation, any agreement referred to in the definition of Credit Agreement, or (ii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any holders of Subordinated Obligations or the Borrower.

          (f) The provisions set forth in this Section 9 and Section 2.02 constitute a continuing agreement and shall (i) be and remain in full force and effect until payment in full of all Senior Indebtedness at such time when the Bank shall have no obligation to make advances under the Credit Agreement, (ii) be binding upon the holders of Subordinated Obligations, the Borrower and their respective successors, transferees and assigns, and (iii) inure to the benefit of, and be enforceable directly by, each of the holders of Senior Indebtedness and their respective successors, transferees and assigns.

          (g) No waiver of the rights of the holders of the Senior Indebtedness hereunder shall be deemed made unless the same shall be in writing, duly signed by an authorized officer of such holder, and each waiver, if any, shall apply only to the specific instance involved and shall in no way impair the rights of such holder, or the obligations of the Lenders, in any other respect at any other time.

          SECTION 10.  Miscellaneous.

          10.01 Payment of Expenses, Etc. The Borrower agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of each Lender (including, without limitation, the reasonable fees and disbursements of White & Case LLP and up to $2,500 of the reasonable fees and disbursements of O'Sullivan Graev & Karabell, LLP) in connection with the preparation, execution and delivery of this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, and of each of the Lenders in connection with the enforcement of this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) defend, protect, indemnify and hold harmless each Lender and each of its officers, directors, employees, representatives, attorneys, agents, Affiliates, any other Person in control of any Lender or its affiliates (collectively called the "Indemnitees") from and against any and all liabilities, obligations (including removal or remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, claims, actions, judgments, suits, proceedings, costs, expenses and disbursements (including reasonable attorneys' and consultants fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposed on or assessed against the Indemnitees directly or indirectly based on, or arising or resulting from, or in any way related to, or by reason of (a) any investigation, litigation or other proceeding (whether or not any Lender is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among any Lender, the Borrower or any of its Subsidiaries, or any third Person or otherwise) related to the entering into and/or performance of this Agreement or any other Document or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein (including, without limitation, the Transaction) or in any other Document or the exercise of any of their rights or remedies provided herein or in the other Loan Documents; or (b) the actual or alleged generation, presence or Release of Hazardous Materials on or from, or the transportation of Hazardous Materials to or from, any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries; or (c) any Environmental Claim relating to the Borrower, any of its Subsidiaries or any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries; or (d) the exercise of the rights of any Lender under any of the provisions of this Agreement, any other Loan Document or any Loans hereunder; or
(e) the consummation of any transaction contemplated herein (including, without limitation, the Transaction) or in any other Loan Document (the "Indemnified Matters") regardless of when such Indemnified Matter arises, but excluding any such Indemnified Matter based solely on the gross negligence or willful misconduct of any Indemnitee.

          10.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or any of its Subsidiaries or to any other Person, any such notice being hereby expressly waived, but in any event subject to Section 9, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of the Borrower or any of its Subsidiaries against and on account of the Subordinated Obligations and liabilities of the Borrower or any of its Subsidiaries to such Lender under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Subordinated Obligations purchased by such Lender pursuant to Section 10.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Subordinated Obligations, liabilities or claims, or any of them, shall be contingent or unmatured. The Lenders hereby agree to provide notice to the Borrower and the Bank of any action taken pursuant to this Section 10.02; provided, that the failure to give such notice shall not affect any action taken by such Lender pursuant to this Section 10.02.

          10.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrower, at its address specified opposite its signature below; if to any Lender, at its address specified opposite its name below; if to the Bank, to the address specified in the Credit Agreement; or, as to the Borrower or any Lender, at such other address as shall be designated by such party in a written notice to the other parties hereto and the Bank; and, as to the Bank, at such other address as shall be designated by the Bank in a written notice to the Borrower and each Lender. All such notices and communications shall, when mailed, telegraphed, telexed, facsimile, or cabled or sent by overnight courier, be effective three Business Days after deposited in the mails, certified, return receipt requested, when delivered to the telegraph company or cable company or one Business Day following delivery to an overnight courier, as the case may be, or when sent by telex or facsimile device, except that notices and communications to a Lender or the Bank shall not be effective until received by such Lender or the Bank.

          10.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that no Loan Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Loan Document without the prior written consent of all Lenders; and provided, further, that although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Loans hereunder except as provided in Section 10.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder; and provided, further, that no Lender shall transfer or grant any participation (x) to any competitor of the Borrower or any of its Subsidiaries or (y) under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except to the extent such amendment or waiver would: (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof over the amount thereof then in effect (it being understood that waivers of any Defaults or Events of Default or of a mandatory repayment shall not constitute a change in the terms of such participation), or
(ii) consent to the assignment or transfer by or a release of the Borrower or any Subordinated Guarantor of any of its rights and obligations under this Agreement or any other Loan Document other than, in the case of any Subordinated Guaranty, as otherwise provided therein. In the case of any such permitted participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by any Loan Party hereunder and thereunder shall be determined as if such Lender had not sold such participation.

          (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may assign all or a portion of its outstanding principal amount of Loans to one or more Eligible Transferees or to a Related Fund each of which assignees shall become a party to this Agreement as a Lender by execution of an assignment and assumption agreement substantially in the form of Exhibit F (appropriately completed); provided that: (i) at such time Schedule I shall be deemed modified to reflect the outstanding Loans of such new Lender and of the existing Lenders; (ii) new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 1.04 (with appropriate modifications) to the extent needed to reflect the revised outstanding Loans; and (iii) notice that such new Lender has become a Lender hereunder is provided to the Bank and the Borrower in accordance with Section 10.03. At the time of each assignment pursuant to this
Section 10.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower the appropriate Internal Revenue Service Forms (and, if applicable, a Section 2.04(b)(ii) Certificate) required by Section 2.04(b).

          10.05 No Waiver; Remedies Cumulative. No failure or delay on the part of any Lender or any holder of any Note in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between the Borrower or any of its Subsidiaries and any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Loan Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Lender or the holder of any Note would otherwise have. No notice to or demand on the Borrower or any of its Subsidiaries in any case shall entitle any such Person to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

          10.06 Payments Pro Rata. Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Loan Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Subordinated Obligations then owed and due to such Lender bears to the total of such Subordinated Obligations then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Subordinated Obligations to such other Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided, that if all or any portion of such excess amount is thereafter recovered from such purchasing Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          10.07 Calculations; Computations. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); provided, that except as otherwise specifically provided herein, all computations determining compliance with Section 6, including the definitions used therein, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements for the fiscal year ended December 31, 1997 delivered to the Lenders pursuant to Section 4.05(a); provided further that for purposes of determining compliance with Sections 6.07 and 6.08, calculations of Consolidated EBITDA shall be determined on a Pro Forma Basis.

          (b) All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

          10.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY DESIGNATES, ACCEPTS AND EMPOWERS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER THE BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY LOAN DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER THE BORROWER. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY

OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT THAT SERVICE OF PROCESS IN THE MANNER DESCRIBED ABOVE WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PARTY IN ANY OTHER JURISDICTION.

          (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          10.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be maintained by the Borrower and the Lenders.

          10.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower and each of the Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to each other party hereto at the appropriate address required by Section 10.03.

          10.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          10.12 Amendment or Waiver. Neither this Agreement nor any other Loan Document nor any terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing signed by the respective Loan Parties party thereto and the Required Lenders; provided, that no such amendment, change, waiver, discharge or termination shall, without the consent of each Lender: (i) extend the final scheduled maturity of any Loan or Note beyond the Maturity Date, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof; (ii) amend, modify or waive any provision of this
Section 10.12; (iii) reduce the percentage specified in, or otherwise modify, the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Loans are included on the Effective Date); (iv) consent to the assignment or transfer by the Borrower any of its rights and obligations under this Agreement; or (v) amend or waive the provisions of Section 6.17 or 9 or the first parenthetical appearing in the last paragraph of Section 7; provided further, that the provisions of Section 6.03 may not be amended, changed or waived in connection with a proposed purchase of Warrants by the Borrower from Paribas, any Exeter Entity or any of their respective Affiliates, as the case may be, pursuant to Section 14(d) of the Warrant Agreement without the consent of Paribas and each Exeter Entity. The Borrower and the Lenders hereby agree for the benefit of the holders of Senior Indebtedness that no amendment of, supplement of, modification to or waiver under any provision of this Agreement or any Notes will be entered into or effected (x) with respect to Section 2.02 or 9 or (y) with respect to any other provisions, if the same would be adverse in any material respect to the holders of Senior Indebtedness (or any of them), without the prior consent of the Bank under the Credit Agreement.

          10.13 Survival. All indemnities set forth herein including, without limitation, in Sections 2.04 and 10.01 shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans.

          10.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender.

          10.15 Post-Closing Obligations. The Borrower hereby acknowledges that in connection with certain assignments hereof, any of the Lenders may be required to obtain a rating of the Subordinated Obligations and Commitments hereunder of the Borrower and the Borrower hereby consents to such Lenders providing to the respective rating agency on a confidential basis such information regarding the Subordinated Obligations and creditworthiness of the Borrower as is customary practice of such rating agency.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


Address

380 Allwood Road                             CONSOLIDATED DELIVERY &
Clifton, New Jersey  07012                     LOGISTICS, INC.
Attention: Chief Executive Officer
Telephone: (973) 471-1005
Facsimile: (973) 471-5519
                                             By:  /s/ Albert Van Ness, Jr.
                                                  Title: Chief Executive Officer


787 Seventh Avenue                           PARIBAS CAPITAL FUNDING LLC
New York, New York  10019
Attention: Joseph Kaufman

Telephone: (212) 841-2000                    By: /s/ Jeffrey J. Youle
Facsimile: (212) 841-2144                        Title: Managing Director


10 East 53rd Street, 32nd Floor              EXETER VENTURE LENDERS L.P
New York, New York  10022
Attention:  Keith R. Fox                     By:  EXETER VENTURE ADVISORS, INC.,
                                                  as its general partner
Telephone:  (212) 872-1172


Facsimile:  (212) 872-1198                   By: /s/ Kurt Bergquist
                                                 Title: Vice President



10 East 53rd Street, 32nd Floor              EXETER CAPITAL PARTNERS IV, L.P
New York, New York  10022
Attention:  Keith R. Fox                     By:    EXETER IV ADVISORS, L.P,
                                                    as its general partner
Telephone:  (212) 872-1172
                                             By:    EXETER IV ADVISORS, INC.,
                                                    as its general partner
Facsimile:  (212) 872-1198


                                            By: /s/ Kurt Bergquist
                                                Title: Vice President

                                                                   SCHEDULE I


                                   COMMITMENTS



         Lender                                                 Commitment

         Paribas Capital Funding LLC                           $10,000,000

         Exeter Capital Partners IV, L.P.                       $2,500,000

         Exeter Venture Lenders L.P.                            $2,500,000

                                                               $15,000,000

                               INSURANCE POLICIES

                                  SUBSIDIARIES

                                 EXISTING LIENS

                             EXISTING INDEBTEDNESS

                                                   REAL PROPERTY

                               MATERIAL CONTRACTS

                         STOCK OPTIONS AND OTHER RIGHTS

Schedules and Exhibits

SCHEDULE I                 Commitments
SCHEDULE II                Insurance Policies
SCHEDULE III               Subsidiaries
SCHEDULE IV                Existing Liens
SCHEDULE V                 Existing Indebtedness
SCHEDULE VI                Real Property
SCHEDULE VII               Material Contracts
SCHEDULE VIII              Stock Options and Other Rights

EXHIBIT A                  Form of Note
EXHIBIT B                  Form of Section 2.04(b)(ii) Certificate
EXHIBIT C-1                Form of Opinion of  Winston & Strawn, special counsel
                             to the Loan Parties
EXHIBIT C-2                Form of Opinion of Mark Carlesimo, Esq., general
                             counsel of the Borrower
EXHIBIT D                  Form of Subordinated Guaranty
EXHIBIT E                  Form of Officers' Certificate
EXHIBIT F                  Form of Assignment and Assumption Agreement
EXHIBIT G                  Form of Permitted Seller Note
EXHIBIT H                  Form of Warrant
EXHIBIT I                  Form of Warrant Agreement
EXHIBIT J                  Form of Registration Rights Agreement